CONFIDENTIAL TREATMENT

OFFICE LEASE

RODICK EQUITIES INC.

(Landlord)

- and -

FLUIDIGM CANADA INC.

(Tenant)

- and -

FLUIDIGM CORPORATION

(Indemnifier)

SUITES 400 AND 401
ON THE FOURTH FLOOR OF THE OFFICE COMPONENT
AND A PORTION OF THE WAREHOUSE COMPONENT
1380 RODICK ROAD
MARKHAM, ONTARIO

Rentable Area: approximately 41,145 square feet

Date: August 17, 2015

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

I N D E X

ARTICLE I ‑ FUNDAMENTAL PROVISIONS
1.1    Landlord                                                 5
1.2    Tenant                                                    5
1.3    Building                                                5
1.4    Premises                                                5
1.5    Term                                                    5
1.6    Basic Rent                                                6
1.7    Additional Rent                                            7
1.8    Deposit                                                7
1.9    Rent Commencement Date                                        7
1.10    Indemnifier                                                7
1.11    Fundamental Provisions                                        7

ARTICLE II ‑ PREMISES
2.1    Lease                                                    8
2.2    Use:                                                    8
2.3    Rules and Regulations:                                        8
2.4    Observance of Law:                                            9
2.5    No Waste or Nuisance:                                        9
2.6    Common Areas:                                            9
2.7    Easements:                                             10
2.8    Covenants of Landlord and Tenant:                                 10

ARTICLE III ‑ TERM ‑ POSSESSION
3.1    Term:                                                 10
3.2    Tenant Fixturing:                                         10
3.3    Delay in Possession:                                         11
3.4    Surrender:                                              11
3.5    Overholding:                                              11
3.6    Effect of Termination:                                         11
3.7    Acceptance of Premises:                                     11
3.8    Demolition: Intentionally Deleted                                 11
3.9    Relocation: Intentionally Deleted                                 11

ARTICLE IV ‑ RENT
4.1    Payment:                                         12
4.2    Basic Rent:                                         12
4.3    Deposit:                                         12
4.4    Proportionate Share of Realty Taxes and Operating Costs:                      13
4.5    Utilities ‑ Light Fixtures:                                 14
4.6    Additional Services:                                     14
4.7    General Provisions:                                     15

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

ARTICLE V ‑ TAXES
5.1    Taxes Payable by the Landlord:                                 15
5.2    Business and Other Taxes Payable by the Tenant:                         16
5.3    Contesting Taxes:                                     16
5.4    Alternate Methods of Taxation:                                 16

ARTICLE VI ‑ MAINTENANCE, REPAIRS AND ALTERATIONS
6.1    General Statement:                                     16
6.2    Responsibility of Tenant:                                 16
6.3    Tenant Not Responsible:                                 17
6.4    Responsibility of Landlord:                                 17
6.5    Inspection, Entry and Notice:                                 17
6.6    Notify the Landlord:                                     18
6.7    Alterations or Improvements:                                 18
6.8    Removal and Restoration:                                 20
6.9    External Changes:                                     21
6.10    Trade Fixtures:                                     21
6.11    Tenant's Signs:                                     22
6.12    Directory Board:                                     23
6.13    Landlord's Signs:                                     23
6.14    Environmental Provisions:                                 23
6.15    Landlord's Alterations:                                 29

ARTICLE VII ‑ STANDARD SERVICES
7.1    Heating and Air‑Conditioning:                             29
7.2    Cleaning:                                     30
7.3    Elevators:                                     31
7.4    Security and Information:                             31
7.5    Utilities:                                     31
7.6    Interruption or Delay of Services:                         31
7.7    Public Policy:                                     32

ARTICLE VIII ‑ ASSIGNMENT AND SUBLETTING
8.1    Assignment, Subletting:                             32
8.2    Landlord's Consent:                                 33
8.3    Requests for Consent:                                 33
8.4    Assignment by Landlord:                             34
8.5    Liability of Tenant after Transfers:                         34

ARTICLE IX ‑ INSURANCE AND INDEMNIFICATION
9.1    Tenant's Insurance:                                 34
9.2    Policy Requirements:                                 35
9.3    Proof of Insurance:                                 36
9.4    Failure to Maintain:                                 36
9.5    Damage to Leasehold Improvements:                     36
9.6    Increase in Insurance Premiums/Cancellation:                 36

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

9.7    Landlord's Insurance:                                 37
9.8    Non‑Liability for Loss, Injury or Damage:                     37
9.9    Indemnification of the Landlord:                         37
9.10    Extension of Rights and Remedies:                         38

ARTICLE X ‑ DAMAGE
10.1    Damage to Premises:                                 38
10.2    Damage to the Building:                             39
10.3    Architect's Certificate:                             40

ARTICLE XI ‑ UNAVOIDABLE DELAY
11.1    Unavoidable Delay:                                 41

ARTICLE XII ‑ LANDLORD'S REMEDIES
12.1    Landlord May Perform Tenant's Covenants:                     41
12.2    Re‑Entry:                                     41
12.3    Right to Distrain:                                 45
12.4    Landlord May Follow Chattels:                         45
12.5    Rights Cumulative:                                 45
12.6    Acceptance of Rent Non‑Waiver:                         45

ARTICLE XIII ‑ STATUS STATEMENT, ATTORNMENT AND SUBORDINATION
13.1    Certification:                                     44
13.2    Attornment:                                     44
13.3    Subordination:                                     44
13.4    Rights of Mortgagees:                                 45

ARTICLE XIV ‑ MISCELLANEOUS
14.1    Joint and Several Liability:                             45
14.2    Landlord and Tenant Relationship:                         45
14.3    Planning Act:                                     45
14.4    No Waiver:                                     45
14.5    Expropriation:                                     46
14.6    Notice:                                     46
14.7    Net Lease:                                     47
14.8    Non Merger:                                     47
14.9    Lease Entire Agreement:                             48
14.10    Registration:                                     48
14.11    Name of Building:                                 48
14.12    Governing Law:                                 48
14.13    Survival of Tenant's Covenants:                         48
14.14    Quiet Enjoyment:                                 48
14.15    Binding on Successors:                             49
14.16    Limitation on Use:                                 49

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

14.17    Corporate Ownership:                                 49
14.18    Assignment and Subletting:                             49
14.19    Several Liability:                                 49
14.20    Time of the Essence:                                 49
14.21    Counterparts:                                     49

ARTICLE XV ‑ DEFINITIONS ‑ INTERPRETATION
15.1    Definitions:                                     50
15.2    Interpretation:                                     59

SCHEDULE "A" - LEGAL DESCRIPTION
SCHEDULE "B" - FLOOR PLAN OF THE OFFICE PREMISES
SCHEDULE "B-1" - FLOOR PLAN OF THE WAREHOUSE PREMISES
SCHEDULE "C" - LANDLORD’S & TENANT’S WORK
SCHEDULE "C1"- DEMOLITION PLANS
SCHEDULE "D" - RULES AND REGULATIONS
SCHEDULE "E" - SPECIAL PROVISIONS
SCHEDULE "F" - FLOOR PLAN SHOWING THE FOURTH FLOOR ROFO SPACE
SCHEDULE "G"- FLOOR PLAN SHOWING WAREHOUSE ROFO SPACE
SCHEDULE "H" - CONTAMINANTS LIST
SCHEDULE "I" - INDEMNITY AGREEMENT

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

THIS LEASE is made the 17th day of August, 2015

between the Landlord, Tenant and Indemnifier, if any, listed below.

ARTICLE I ‑ FUNDAMENTAL PROVISIONS

1.1    Landlord:

RODICK EQUITIES INC., a company incorporated under the laws of the Province of Ontario and having a mailing address for the purposes of this Lease at 40 University Avenue, Suite 1200, Toronto, Ontario M5J 1T1.

1.2    Tenant:

FLUIDIGM CANADA INC.

1.3    Building:

1380 Rodick Road, Markham, Ontario, situate upon the lands described in Schedule "A" of this Lease.

1.4    Premises                                        (Section 2.1)

An aggregate area of approximately forty-one thousand, one hundred and forty-five (41,145) square feet in the Building, comprised of: (i) the Office Premises, cross hatched in blue on Schedule "B" of this Lease, designated as Suites 400 and 401, located on the fourth floor of the Office Component and having a Rentable Area of thirty thousand and nineteen (30,019) square feet; and (ii) the Warehouse Premises cross hatched in blue on Schedule “B-1” of this Lease, located on the ground floor, in the Warehouse Component, comprised of a Rentable Area of approximately eleven thousand, one hundred and twenty-six (11,126) square feet. The Rentable Area of the Office Premises includes a Proportionate Share of Common Areas of the Building. The Office Premises has been measured in accordance with BOMA. The Warehouse Premises shall be measured by the Landlord’s space planner in accordance with BOMA / SIOR 2009 Method B and all Rents will be adjusted to reflect the actual Rentable Area, retroactively if necessary. Except as otherwise specifically set out herein, the Office Premises and the Warehouse Premises are hereinafter collectively referred to herein as the “Premises”.

1.5    Term:                                            (Section 3.1)

Ten (10) years having a Term Commencement Date of April 1, 2016 and ending March 31, 2026.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

1.6    Basic Rent:                                    (Section 4.2)

The Tenant will, throughout the Term, pay to the Landlord or to the Manager as the Landlord directs, at its head office, or at any other place designated by the Landlord or the Manager, as the case may be, in Canadian funds, without demand and without deduction, abatement, set-off or compensation as Basic Rent, as follows:

(A)    Office Premises Basic Rent

(i) during the period from and including April 1, 2016 to and including March 31, 2021, the annual sum of [*****] ($[*****]) payable in equal consecutive monthly instalments of [*****] ($[*****]) each in advance on the first day of each calendar month during the aforesaid period based on an annual rate of [*****] ($[*****]) per square foot of the Rentable Area of the Office Premises;

(ii) during the period from and including April 1, 2021 to and including March 31 2023, the annual sum of [*****] ($[*****]) payable in equal consecutive monthly instalments of [*****] ($[*****]) each in advance on the first day of each calendar month during the aforesaid period based on an annual rate of [*****] ($[*****]) per square foot of the Rentable Area of the Office Premises; and

(iii) during the period from and including April 1, 2023 to and including March 31, 2026, the annual sum of [*****] ($[*****]) payable in equal consecutive monthly instalments of [*****] ($[*****]) each in advance on the first day of each calendar month during the aforesaid period based on an annual rate of [*****] ($[*****]) per square foot of the Rentable Area of the Office Premises.

(B)    Warehouse Premises Basic Rent

(i)during the period from and including April 1, 2016 to and including March 31, 2021, the annual sum of [*****] ($[*****]) payable in equal consecutive monthly instalments of [*****] ($[*****]) each, in advance, on the first day of each calendar month, during the aforesaid period based on an annual rate of [*****] ($[*****]) per square foot of the Rentable Area of the Warehouse Premises; and
(ii) during the period from and including April 1, 2021 to and including March 31, 2026, the annual sum of [*****] ($[*****]) payable in equal consecutive monthly instalments of [*****] ($[*****]) each, in advance, on the first day of each calendar month, during the aforesaid period based on an annual rate of [*****] ($[*****]) per square foot of the Rentable Area of the Warehouse Premises.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

1.7    Additional Rent:

The following additional payments are due as rent payable as of and from the Rent Commencement Date:

(a)    Proportionate Share of Realty Taxes and Operating Costs            (Section 4.4)

(b)    Utilities for Premises                          (Section 4.5)

(c)    Additional Services, if any                     (Section 4.6)

1.8    Deposit:

The Landlord acknowledges that the Tenant has deposited the sum of [*****] ($[*****]), with CBRE Limited, to be applied as provided in Section 4.3 hereof.

1.9    Rent Commencement Date:                            (Section 4.1)

All Rent payments will commence April 1, 2016.

1.10    Indemnifier:

To induce the Landlord to enter into this Lease, Fluidigm Corporation, will, jointly and severally, indemnify the Landlord with respect to the Tenant’s observance and performance of its obligations under this Lease. The Indemnifier will execute the Landlord’s standard form of Indemnity Agreement, attached hereto as Schedule “I”, upon terms reasonably acceptable to both parties, concurrently with the execution of this Lease.

1.11    Fundamental Provisions:

Each reference in this Lease to any of the Fundamental Provisions listed above shall be read as having the same dates, quantities and other meanings as specified in this Article I. Certain words and phrases recurring throughout this Lease have defined meanings as set out in Article 15, unless the subject matter or context requires otherwise.

ARTICLE II ‑ PREMISES

2.1    Lease:

In consideration of the Rent to be paid, the Landlord hereby leases to the Tenant the premises cross hatched in blue on Schedule "B" and Schedule “B-1”of this Lease, (the "Premises") described in Section 1.4 hereof, together with the rights and privileges as contained in this Lease, and the Tenant hereby

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

leases and accepts the Premises from the Landlord, to have and to hold during the Term, subject to the terms, covenants and conditions set out in this Lease. The area of the Premises will be measured by the Landlord, and the Rent will be adjusted in accordance with the certified area. The Landlord will advise the Tenant in writing of the area measurement, and the parties agree to be bound thereby.

2.2    Use:

The Tenant covenants to use: (i) the Office Premises for general office and administrative purposes and as a facility for research and testing of bio-analytical instruments and reagents for the Tenant’s business; and (ii) the Warehouse Premises for general distribution and warehousing activities, and the testing, development, production and manufacturing of bio-analytical instruments and reagents for the Tenant’s business. The Tenant shall use the Premises in compliance with all applicable laws, including without limitation, the bylaws and applicable zoning of the municipality in which the Premises is located. The Premises shall not be used for any other purpose or business. The Premises shall only be used in accordance with the standards of a first-class office building of similar age and in a similar location, and subject in any event to the limitations on use set forth in Section 14.16 hereof. The use, storage, handling, mixing, or disposal of any items used, researched, tested, manufactured, produced, developed or disposed in or from the Office Premises and Warehouse Premises (as the case may be) shall be conducted in accordance with all Environmental Laws. The Tenant shall indemnify Landlord and the Landlord Beneficiaries for all costs and expenses related to, arising out of or based upon any act, event, condition or circumstance resulting in any Contaminants in, at, above, on or migrating from the Premises by the Tenant or by the Tenant’s Parties.

The Tenant shall take possession of the Premises no later than the Term Commencement Date, unless the Landlord otherwise consents in writing, which consent shall not be unreasonably withheld.

2.3    Rules and Regulations:

The Tenant covenants to abide by the Rules and Regulations as set out in Schedule "D" annexed hereto, and to cause those for whom it is responsible to observe such Rules and Regulations. The Landlord, acting reasonably, may make changes to the Rules and Regulations from time to time, provided that the Landlord shall not be liable in any way for either a failure to enforce such observance, or a failure on the part of other tenants to so observe.

2.4    Observance of Law:

The Tenant is responsible at all times to comply with and to keep the Premises, the Leasehold Improvements and Trade Fixtures, and to otherwise conduct its business, in accordance with the requirements of all applicable laws, directions, rules, regulations or codes of the Landlord and every governmental authority having jurisdiction and of any insurer by which the Landlord or the Tenant is insured and affecting the operation, condition, maintenance, use or occupation of the Premises and Trade Fixtures or the making of any repair or alteration including, without limitation, compliance with each Environmental Law and, to the extent known by the Tenant, any agreements with adjoining owners and or third parties affecting the Premises and the Building. The Tenant shall not allow or cause any act

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

or omission to occur in or about the Premises which may result in an illegal use or causes any breach of or non-compliance with such laws, directions, rules, regulations and codes. If, due to the Tenant's acts, omissions or use of the Premises, repairs, alterations or improvements to the Premises or the Building are necessary to comply with any of the foregoing or with the requirements of insurance carriers, the Tenant will pay the entire cost thereof.

2.5    No Waste or Nuisance:

The Tenant shall not commit or permit any waste or damage to the Premises or the Building, or commit or permit anything which may disturb the quiet enjoyment of any occupant of the Building or which may interfere with the operation of the Building. The Tenant will not cause or permit any nuisance or hazard in or about the Premises and Tenant will not permit the unlawful storage of any Contaminant or any unlawful Discharge in or about the Premises or the Building and will keep the Premises free of unlawful Contaminants, debris, trash, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or any noxious or strong noises or odours or anything which may disturb the enjoyment of the Building and the Common Areas by customers and other tenants of the Building. The Tenant shall ensure that its Leasehold Improvements, Trade Fixtures or other equipment do not disrupt, adversely affect, or interfere with providers of telecommunication services in the Building or with any other tenant’s or occupant’s use or operation of communications, computer or other equipment or facilities in the Building; and should such disruption, adverse effect or interference occur, the Tenant shall immediately cease operation of the relevant facilities or equipment until the problem is corrected. Without limiting the generality of the foregoing: (a) the Tenant shall not use or permit the use of any equipment or device such as, without limitation, loudspeakers, stereos, public address systems, sound amplifiers, radios, televisions or VCR's which is in any manner audible or visible outside of the Premises; and (b) no noxious or strong odours shall be allowed to permeate outside the Premises; and (c) no boot trays or other items may be placed outside the Premises; in each case without the prior written consent of the Landlord which may be arbitrarily withheld or withdrawn on 24 hours’ written notice to the Tenant.

2.6    Common Areas:

The Landlord agrees that the Tenant, in common with all others entitled thereto including the general public in concourse areas, may use and have access through the Common Areas for their intended purposes during Normal Business Hours and in accordance with the Rules and Regulations only; provided however, that in an emergency or in the case of the Landlord making repairs, the Landlord may temporarily close or restrict the use of any part of the Common Areas, although the Landlord shall, in such instances, endeavour not to prevent access to the Premises.

2.7    Easements:

The Tenant acknowledges that the Landlord and any persons authorized by the Landlord may, after delivery of at least forty-eight (48) hours’ prior written notice to the Tenant (except in the case of an emergency real or apprehended in which case no notice shall be required), install, maintain and repair pipes, wires and other conduits or facilities through the Common Areas and the Premises. Any

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

such installing, maintaining and repairing shall be done as quickly as possible and in a manner that will minimize inconvenience to the Tenant.

2.8    Covenants of Landlord and Tenant:

The Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by the Landlord under this Lease. The Tenant covenants to promptly pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by the Tenant under this Lease.

ARTICLE III ‑ TERM ‑ POSSESSION

3.1    Term:

This Lease shall be for the Term set out in Section 1.5 unless earlier terminated as provided in this Lease, and nothing hereafter contained in this Article III shall postpone the Term Commencement Date, or extend the Term.

3.2    Tenant Fixturing:

Provided the Lease has been executed by the Tenant on or before August 17, 2015 in a form acceptable to the Landlord, the Tenant will be given access to the Office Premises, on an “as is” basis, for the purpose of construction of its Leasehold Improvements, fixturing the Office Premises and carrying on the Tenant’s business, within three (3) Business Days of the execution of this Lease by both parties and receipt of the Tenant’s certificates of insurance, to and including the day immediately preceding the Term Commencement Date (the “Fixturing Period”).

Provided the Lease has been executed by the Tenant on or before August 17, 2015 in a form acceptable to the Landlord, the Tenant will be granted possession of the Warehouse Premises on the later of: (i) the date the Landlord’s Work in respect of the Warehouse Premises is sufficiently complete or (ii) October 31, 2015, to and including the day immediately preceding the Term Commencement Date (the “Warehouse Fixturing Period”).

The Tenant’s occupation of the Office Premises and Warehouse Premises during the Fixturing Period and Warehouse Fixturing Period (as the case maybe) will be governed by all terms and conditions of this Lease, [*****].

3.3    Delay in Possession:

Should the Tenant be delayed by fault of the Landlord in taking possession of the Premises on the Term Commencement Date, then and only then shall the payment of Rent be postponed for the same number of days that the Tenant is so delayed in taking possession of the Premises. The Tenant hereby acknowledges and agrees that such postponement of the payment of Rent shall be in full settlement for any claims it might have against the Landlord for being delayed in its taking possession of the Premises.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

3.4    Surrender:

The Tenant shall surrender possession of the Premises upon termination of this Lease by expiration of the Term or operation of the terms hereof.

3.5    Overholding:

If the Tenant remains in possession of the Premises following termination of this Lease by expiration of the Term or operation of the terms hereof, with or without objection by the Landlord, and without any written agreement otherwise providing, the Tenant shall be deemed to be a monthly tenant upon the same terms and conditions as are contained in this Lease except as to the Term, and except as to Basic Rent which shall be equal to [*****]. This provision shall not authorize the Tenant to so overhold where the Landlord has objected. Notwithstanding the foregoing, the Tenant shall be permitted upon the Landlord’s written permission to hold over its occupancy of the Premises beyond the expiration of the Term, [*****] for a period of [*****].

3.6    Effect of Termination:

The expiry or termination of this Lease whether by elapse of time or by the exercise of any right of either the Landlord or the Tenant pursuant to this Lease shall be without prejudice to the right of the Landlord to recover arrears of rent and the right of each party to recover damages for an antecedent default by the other.

3.7    Acceptance of Premises:

Taking possession of all or any portion of the Premises by the Tenant will be conclusive evidence as against the Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession, subject only to latent defects and to those deficiencies (if any) listed in writing in a notice delivered by the Tenant to the Landlord not more than ~~ten (10~~ thirty (30) days after the later of the date of taking possession and the Term Commencement Date.

3.8    Demolition: Intentionally Deleted

~~Notwithstanding any other provision of this Lease, the Landlord may terminate the Lease at any time during the Term if the Landlord decides to demolish, alter or renovate the Building. The Landlord will give the Tenant not less than six months notice of termination of the Lease pursuant to this provision. The six months' notice specified above need not expire at the end of any year or at the end of any month, and if the day fixed for termination of the Lease expires on some day other than the last day of a month, the Rent for such month shall be apportioned on a per diem basis for the broken period.~~

3.9    Relocation: Intentionally Deleted
~~If at any time during the Term the Landlord requires possession of the Premises in order to carry out or complete any alterations to the Building or the Common Areas provided for in Section 6.15, Landlord,~~

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

~~on not less than 3 months' notice to the Tenant, may require the Tenant to vacate the Premises on the date specified in such notice and relocate into other premises in the Building. The lease insofar as it relates to the Premises shall terminate on such specified date. Such other premises shall be comparable in all material respects to the Premises and shall be available for occupancy not later than 6 months after the date that the Tenant is required to vacate the Premises. The Landlord shall pay all direct costs of preparing such other premises for occupation by the Tenant and of relocating the Tenant and all Tenant property therein. The Landlord shall not be liable for any other or any consequential costs, damages or losses of the Tenant. From and after the specified vacating date such other premises shall be deemed to be the Premises for all purposes of this Lease and such rent as is affected by a change in area shall be adjusted so that the same rent per square foot per annum shall be payable with respect to such other premises as had been payable with respect to the premises from which the Tenant has relocated.~~

ARTICLE IV ‑ RENT

4.1    Payment:

From and after the Rent Commencement Date, the Tenant shall pay to the Landlord the Basic Rent and the Additional Rent as set out in this Lease.

4.2    Basic Rent:

The Tenant shall pay Basic Rent in the amount set out in Section 1.6, which shall be payable without demand in advance in equal consecutive monthly instalments on the first of each month commencing on the Rent Commencement Date. Rent is subject to adjustment upon certification of the Rentable Area of the Premises.

4.3    Deposit:

The Landlord acknowledges that the Tenant has paid the following amounts, in trust, to CBRE Limited, the Landlord’s broker:

(A)    Office Premises

(a)
Rental Deposit - The sum of [*****] ($[*****]) (the “Rental Deposit”). The Rental Deposit shall be held, without interest, and applied against first months’ Rent with respect to the Office Premises, (Basic Rent, Tenant’s Proportionate Share of Operating Costs, Realty Taxes, Premises hydro and HST) as it first falls due and payable by the Tenant under this Lease; and

(b)
Security Deposit - The sum of [*****] ($[*****])equal to the last months’ Rent with respect to the Office Premises (Basic Rent, Tenant’s Proportionate Share of Operating Costs, Realty Taxes, Premises hydro and HST), (the “Security Deposit”), which shall be held, by the Landlord, without interest, and applied against the Tenant’s faithful performance of its

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

obligations under this Lease and, if not applied to remedy a default, returned to the Tenant within thirty (30) days after the expiry of this Lease or any extension thereof.

(B)	Warehouse Premises

(a)
Rental Deposit - the sum of [*****] ($[*****]) (the “Warehouse Rental Deposit”), which will be held, without interest, and applied on account of the first month’s Rent with respect to the Warehouse Premises (Basic Rent, Tenant’s Proportionate Share of Operating Costs, Realty Taxes, and HST) as it first falls due and payable by the Tenant under this Lease; and

(b)
Security Deposit - the sum of [*****]($[*****]) (the “Warehouse Security Deposit”) equal to the last months’ Rent with respect to the Warehouse Premises (Basic Rent, Tenant’s Proportionate Share of Operating Costs, Realty Taxes, and HST), which will be held, without interest, by the Landlord as security against the Tenant’s faithful performance of its obligations under this Lease and if not applied to remedy a default, shall be returned to the Tenant within thirty (30) days after the expiry of this Lease or any extension thereof.

4.4    Proportionate Share of Realty Taxes and Operating Costs:

(a)
The Tenant shall pay to the Landlord its Proportionate Share of Realty Taxes and Operating Costs commencing on the Rent Commencement Date. The Tenant will also pay a share of all Realty Taxes levied, assessed or allocated by the Landlord in respect to the Common Areas, if applicable. On or before the Term Commencement Date and the commencement of any Fiscal Period in which the Term falls, the Landlord shall estimate the Realty Taxes and Operating Costs and the Tenant's Proportionate Share thereof. The Tenant shall pay to the Landlord in equal monthly instalments in advance on the first day of each month a sum on account of its Proportionate Share of Realty Taxes and Operating Costs based on the Landlord's estimates.

(b)
The Landlord may from time to time re‑estimate the amount of projected Realty Taxes and Operating Costs for the then current Fiscal Period and re‑estimate the Tenant's Proportionate Share thereof for the remainder of the Fiscal Period and the Tenant shall change its monthly instalments to conform with the revised estimates.

(c)
After the end of each Fiscal Period the Landlord shall determine the actual Tenant's Proportionate Share of Realty Taxes and Operating Costs and the difference between such actual determination and the amount already billed to the Tenant in instalments. If the aggregate of the Tenant's instalments for the Fiscal Period in question was less than the actual determination, then the Tenant shall pay the difference to the Landlord forthwith, or if the aggregate of such instalments was more than the actual determination, the Landlord shall credit the difference to the Tenant's rental account.

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4.5    Utilities ‑ Light Fixtures:

(a)
Except where the Tenant is purchasing Utilities directly from a supplier, the Tenant shall pay to the Landlord the cost of Utilities supplied to the Premises commencing on the Rent Commencement Date, as reasonably determined by the Landlord, and billed monthly, in advance. The amount of such cost shall be based on the Landlord's reasonable estimates for the quantities of Utilities supplied multiplied by the average unit costs to the Landlord for such utilities. The Tenant shall if requested by the Landlord or may, if it desires, install at the Tenant's own expense meters to measure the amount of any utilities supplied, and the Landlord shall employ the resulting metered quantities in lieu of estimated consumption. The Tenant shall also pay to the Landlord the cost of cleaning, maintaining and servicing all electric light fixtures in the Premises, including the cost of replacing light bulbs, tubes, starters and ballasts.

Landlord will install, at the Tenant’s cost and expense, check meters to measure the Tenant’s hydro consumption in the Office Premises and Warehouse Premises, the cost of which at Tenant’s option, may be subtracted from the Tenant’s Allowance for Tenant’s Leasehold Improvements or shall be payable to the Landlord as Additional Rent under this Lease, prior to the Term Commencement Date, upon written demand.

(b)
Where the Tenant is purchasing utilities directly from a supplier, it shall only deal with such suppliers that have obtained a license or other form of approval from the Landlord to run service for such utility through the Building.

4.6 Additional Services:

(a)
The Tenant may from time to time request Additional Services from the Landlord and the Tenant shall pay to the Landlord, the Landlord's charge for such Additional Services, payable forthwith upon receipt of the Landlord's invoice therefor.

(b)
The Tenant shall not install in the Premises, without the Landlord's prior written consent, equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. The Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in the Landlord's reasonable opinion be required to maintain proper temperature levels, and the Tenant shall pay the Landlord within ten (10) days of receipt of any invoice for the cost thereof, including, without limitation, installation, operation and maintenance expenses, plus 15% of such cost to cover the Landlord's costs of administration.

(c)
If the Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use of other tenants in the Building the Landlord may adjust the Tenant's share of the cost thereof from a date reasonably determined by the Landlord to take equitable account of the disproportionate use and may separately charge the Tenant for such excess cost, plus 15% of such excess cost to cover the Landlord's costs of administration. At the Landlord's request, the Tenant shall install and

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CONFIDENTIAL TREATMENT

maintain at the Tenant's expense metering devices for checking the use of any such utility or service in the Premises. In all cases the Tenant shall reimburse the Landlord in the same manner in which the Landlord is charged including any demand or energy charges.

4.7    General Provisions:

(a)
No Delay in Payment of Rent: Nothing contained in this Lease shall suspend or delay the payment of any money at the time it becomes due and payable. The Tenant agrees that the Landlord may, at its option, apply any sums received against any amounts due and payable under this Lease in such manner as the Landlord sees fit.

(b)	Interest on Arrears: If any amount of Rent is in arrears it shall bear interest at the Interest Rate.

(c)
Partial Periods: If the Rent Commencement Date is any day other than the first day of a calendar month, or if the Term ends on a day other than the last day of a calendar month, then Basic Rent and Additional Rent, as the case may be, will be adjusted for the months affected, pro rata based on a 365 day year.

(d)
Estimated Amounts: Where the Landlord estimates or re‑estimates the costs of Realty Taxes, Operating Costs and the amount of Utilities supplied, it shall do so acting reasonably and shall provide the Tenant with statements of such estimates in reasonable detail.

(e)	Audited Statement: Invoices for the actual determination of the Tenant's Proportionate Share of Operating Costs shall be accompanied by an audited statement of such Operating Costs.

(f)
General: All amounts payable by the Tenant to the Landlord pursuant to this Lease shall be deemed to be Rent. The Tenant agrees to pay all Rent together with Rental Taxes, if applicable, in advance on the first day of each month without deduction or abatement, except as expressly provided in this Lease, and without set‑off, and where payments due have been invoiced, such amounts shall be paid within ten (10) days of delivery of such invoice. All Rent shall be paid in lawful money of Canada.

ARTICLE V ‑ TAXES

5.1    Taxes Payable by the Landlord:

The Landlord shall pay before delinquency all Realty Taxes. The Landlord covenants that at all appropriate times it shall declare itself a public school supporter for purposes of determining the amounts of any Realty Taxes payable.

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5.2    Business and Other Taxes Payable by the Tenant:

The Tenant shall pay before delinquency all business taxes, and any other taxes, charges, rates, duties and assessments levied, rated, imposed, charged or assessed against or in respect of any use or occupancy of the Premises or in respect of the personal property, Leasehold Improvements, Trade Fixtures, fixtures and facilities of the Tenant or the business or income of the Tenant on or from the Premises. The Tenant shall pay to the Landlord any increase or incremental amount of Realty Taxes or other taxes which the Landlord, acting reasonably, has determined to be attributable to an act by the Tenant (for example declaring itself a separate school supporter) or attributable to the Leasehold Improvements and Trade Fixtures.

5.3    Contesting Taxes:

(a)
The Tenant may, at its expense, appeal or contest the taxes, assessments and other amounts payable as described in Section 5.2 hereof, but such appeal or contest shall be limited to the assessment of the Premises alone and not to any other part of the Building or the Lands provided it first gives the Landlord written notice of its intention to do so, and consults with the Landlord, and obtains the Landlord's prior written approval, which shall not be unreasonably withheld.

(b)	The Landlord reserves the right to appeal or contest any taxes payable by the Landlord.

5.4    Alternate Methods of Taxation:

If, during the Term, the method of taxation shall be altered, so that the whole or any part of the Realty Taxes now levied, on real estate and improvements are levied wholly or partially as a capital levy or on the rents received or reserved or otherwise, or if any new or other tax, assessment, levy, imposition or charge in lieu thereof, shall be imposed upon the Landlord, related in any way to the Building, the Lands or the income therefrom, then all such taxes, assessments, levies, impositions and charges shall be included when determining the Realty Taxes. If, during the Term, the method of taxation shall be altered, so that the whole or any part of the business taxes formerly payable in respect of any use or occupancy of the Premises is merged into a comprehensive realty tax, the Landlord shall have the right to allocate and collect such component of the comprehensive realty tax (as would have been formerly business taxes) in the manner or on the same basis as would have been employed.

ARTICLE VI ‑ MAINTENANCE, REPAIRS AND ALTERATIONS

6.1    General Statement:

The Landlord and Tenant agree to carry out their respective responsibilities for maintenance and repair as detailed in this Lease in accordance with general standards for comparable office buildings in the City of Markham, of similar age and in a similar location.

6.2    Responsibility of Tenant:

Without notice or demand from the Landlord, the Tenant shall:

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(a)
Maintain and keep in a good state of repair and in good appearance compatible with the Building, the Premises including the interior faces of any demising walls and permanent building walls, columns and covers for heating units along the exterior walls.

(b)
Maintain and keep in a good state of repair, the Leasehold Improvements, the Trade Fixtures and any signage, or other fixtures, attachments or installations in any part of the Building permitted by this Lease to be installed by or on behalf of the Tenant, whether or not located in the Premises.

(c)
Keep the Premises in a clean and tidy condition, and not permit wastepaper, garbage, ashes, waste or objectionable material to accumulate thereon or in or about the Building, other than in areas designated by the Landlord.

(d)	Repair all damage in the Premises resulting from any misuse, excessive use or installation, alteration, or removal of Leasehold Improvements, Trade Fixtures, fixtures, furnishings or equipment.

6.3    Tenant Not Responsible:

Notwithstanding Section 6.2 hereof, the Tenant shall not be responsible for:

(a)	Reasonable wear and tear. ~~which does not affect the proper use and enjoyment of the Premises.~~

(b)	The obligations of the Landlord as set out in Section 6.4 hereof.

6.4    Responsibility of Landlord:

The Landlord shall maintain and keep in a good state of repair:

(a)	The Building structure, roof, and permanent building walls (except for interior faces facing into the Premises).

(b)	Equipment installed by the Landlord to heat, ventilate, and air-condition the Building.

(c)	Systems installed by the Landlord for the distribution of Utilities.

(d)	The Common Areas including the elevators.

(e)	The Landlord's Improvements in the Premises.
6.5    Inspection, Entry and Notice:

(a)	The Landlord, or its agents, may, from time to time, acting reasonably and where practical in a manner that will not substantially disrupt the Tenant's business, after delivery of

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at least forty-eight (48) hours’ prior written notice to the Tenant (except in the case of an emergency real or apprehended in which case no notice shall be required), enter the Premises and inspect the state of maintenance, repair and decoration, and after twenty-four (24) hours’ ~~upon reasonable~~ prior notice to the Tenant, show the Premises to prospective purchasers, tenants and existing or prospective Mortgagees.

(b)
The Landlord may give written notice to the Tenant requiring it to perform in accordance with Section 6.2 hereof, and the Tenant shall rectify any failure to perform within the time period set out in Section 12.1 hereof. Should the Tenant fail to commence such remedy within the allotted time, or having so commenced, fail to diligently continue such remedy to conclusion, the Landlord may carry out such remedy without further notice to the Tenant, and charge the Tenant for such remedy as if it were an Additional Service requested by the Tenant.

(c)
If the Tenant is not present to open and permit any entry into the Premises when for any reason an entry shall be necessary in the case of emergency, the Landlord or its agents may, using reasonable force, enter the same without rendering the Landlord or such agents liable therefor, and without affecting the obligations and covenants of Tenant under this Lease.

(d)
Nothing in this Lease shall make the Landlord liable for any actions, notices or inspections as described in this Section 6.5, nor is the Landlord required to inspect the Premises, give notice to the Tenant (except as otherwise specifically provided in this Lease) or carry out remedies on the Tenant's behalf, nor is the Landlord under any obligation for the care, maintenance or repair of the Premises, except as specifically provided in this Lease.

6.6    Notify the Landlord:
The Tenant covenants to immediately notify the Landlord of any defect, damage or malfunction affecting the Premises or other parts of the Building of which the Tenant is aware.

6.7    Alterations or Improvements:

(a)
Following approval by the Landlord, the Tenant shall install its initial Leasehold Improvements and Trade Fixtures in accordance with the provisions of Schedule "C" annexed hereto and the "Design Criteria Manual" (if applicable) prepared by the Landlord and provided to the Tenant.

(b)
Following installation of such initial Leasehold Improvements, and Trade Fixtures the Tenant shall not make any alterations, repairs, changes, replacements, additions, installations or improvements (the "Alterations") to any part of the Premises or Leasehold Improvements and Trade Fixtures without the Landlord's prior written approval, which approval shall not be unreasonably withheld, unless the Alteration may affect a structural part of the Building or may affect the mechanical, electrical, communications, air control or other basic systems of the Building or the capacities thereof, in which instance the Landlord's approval may be arbitrarily withheld. The Tenant shall submit to the Landlord details of any proposed work, including complete working drawings and specifications prepared by qualified designers and conforming to good engineering practice.

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(c)	The installation of all Leasehold Improvements shall:

‑    be performed expeditiously and at the sole risk and expense of the Tenant;
‑    be performed by competent workmen whose labour union affiliations, if any, are compatible with others employed by the Landlord and its contractors, and who will not interfere with work being performed by the Landlord;
‑    be performed in a good and workmanlike manner and only in accordance with the drawings and specifications which the Landlord has approved; and
‑    be performed in compliance with the applicable requirements of all Authorities, evidence of which shall be provided to the Landlord, and be subject to the supervision and direction of the Landlord.

(d)
Any Leasehold Improvements made by the Tenant without the prior written consent of the Landlord or which are not in accordance with the drawings and specifications approved by the Landlord shall, if requested by the Landlord, be promptly removed by the Tenant at the Tenant's expense, and the Premises shall be restored to their previous condition.

(e)	The Tenant shall reimburse the Landlord for the cost of technical evaluation of the Tenant's plans and specifications and shall revise such plans and specifications, as the Landlord deems necessary.

(f)
In carrying out any Alterations or Leasehold Improvements in the Premises, the Tenant, at its expense, shall pay to the Landlord with respect to such work the cost to the Landlord of all Utilities supplied to the Premises with respect to such work and the cost of any Additional Services including the cost of any necessary cutting or patching or repairing of any damage to the Building or the Premises, any cost to the Landlord of removing refuse, cleaning, hoisting of materials and any other costs of the Landlord which can be reasonably allocated as a direct expense relating to the conduct of such work.

(g)
If a request is made by the Tenant with respect to Alterations which may affect the structure or matters which affect the mechanical, electrical, communications, air control or other basic systems of the Building or the capacities thereof, which is approved by the Landlord, the Landlord may require that such work be designed by consultants designated by it and that it be performed by the Landlord or its contractors. If the Landlord or its contractors perform such work, it shall be at the Tenant's expense in an amount equal to the Landlord's total cost of such work or the contract price therefor plus ten (10%) percent, payable following completion upon demand. Notwithstanding the foregoing, if the Tenant requests the Landlord to alter or install any Leasehold Improvements or Trade Fixtures such work will be considered as an Additional Service.

(h)
No Leasehold Improvements by or on behalf of the Tenant shall be permitted which may adversely affect the condition or operation of the Building or any of its systems or the Premises or diminish the value thereof or restrict or reduce the Landlord's coverage for municipal zoning purposes.

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CONFIDENTIAL TREATMENT

(i)
During the construction and installation of Leasehold Improvements the Tenant shall keep the Building clean from any debris related thereto, and in any event after construction is completed the Tenant shall do an adequate "first clean" to the Premises.

(j)
The Tenant shall promptly pay all its contractors and suppliers and shall do all things necessary to prevent a lien attaching to the Lands or Building and should any such lien be made or filed, the Tenant shall discharge or vacate such lien immediately. If the Tenant shall fail to discharge or vacate any lien, then in addition to any other right or remedy of the Landlord, the Landlord may discharge or vacate the lien by paying into Court the amount required by statute to be paid to obtain a discharge, and the amount so paid by the Landlord together with all costs and expenses including solicitor's fees (on a solicitor and his client basis) incurred in connection therewith shall be due and payable by the Tenant to the Landlord on demand together with interest at the Interest Rate, calculated from the date of payment by the Landlord until all of such amounts have been paid by the Tenant to the Landlord.

6.8    Removal and Restoration:

(a)	The Leasehold Improvements shall immediately upon installation become the property of the Landlord without compensation to the Tenant.

(b)
~~Unless the Landlord by notice in writing requests otherwise, the Tenant shall at its expense, at the end of the Term or earlier termination of this Lease, remove all (or part, as designated by the Landlord) of the Leasehold Improvements, and, subject only to reasonable wear and tear, restore the Premises to the base building standard with the basic systems of the Building, including the reconstruction necessary to reinstate the Premises original structure in the event structural changes were undertaken.~~

Upon the expiration or earlier termination of the Lease, the Tenant:
(A)    shall surrender the Premises in the condition and state of repair in which the Tenant is required to maintain the Premises, reasonable wear and tear excepted;
(B)    shall remove all of its trade fixtures, trade equipment, furniture, workstations, security systems, personal property, hazardous substances, chemicals, Contaminants, and contamination; and

(C)	shall not be required to remove any Leasehold Improvements from the Premises, other than those:
(i)specified by the Landlord in writing at the time Landlord gave its consent to their installation.

(ii)Non-Standard Leasehold Improvements (as defined below) that the Landlord may require to be removed. The term “Non-Standard Leasehold Improvements” means, but shall not be limited to: generators, computer rooms and/or any other raised-floor environments; staircases; laboratory

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CONFIDENTIAL TREATMENT

rooms; non-standard heating, ventilating and air conditioning systems installed for the specific use of the Premises; custom lighting and electrical installations; dry-wall ceilings; telecommunication equipment (including all cabling, wiring, and conduits which have been installed by or on behalf of the Tenant); safes, vaults, fume hoods, clean rooms, argon storage tanks (including any necessary accessories, such as by way of example, piping, the 12 foot by 13 foot concrete pad, concrete bollards and fencing), exhaust fans, roof penetrations, air makeup units, showers, wash stations, water lines, and ducting for the Tenant’s specific use; or

(iii)    installed by or on behalf of the Tenant without the Landlord’s prior consent; and

(D)
shall be required to restore the tbar ceiling grid and ceiling tiles which were removed from the office portion of the Warehouse Premises, at the Tenant’s request, in accordance with the Landlord’s Work.

The Tenant must repair any damage caused to the Premises or the Building by the removal of the items described in paragraph (B) above and, in the case of paragraphs (C) and (D) above, restore the applicable part of the Premises to the condition they were in prior to the relevant installation or removal, reasonable wear and tear excepted.

(c)
Any damage to the Premises or to the Building caused by the installation or removal by the Tenant or by others on its behalf of Leasehold Improvements or trade fixtures shall be repaired forthwith by the Tenant at its expense (except that in the case of damage to areas outside of the Premises or to any structural or base building system or component, such repairs shall be made by the Landlord at the Tenant’s expense).

6.9    External Changes:

The Tenant agrees that it shall not erect, affix or attach to any roof, exterior walls or surfaces of the Building any antennae, sign or fixture of any kind, nor shall it make any opening in or alteration to the roof, walls, or structure of the Premises, or install in the Premises or Building free standing air‑conditioning units, without the prior written consent of the Landlord which may be arbitrarily withheld.

6.10    Trade Fixtures:

The Tenant may, at the end of the Term, if not in default, remove its Trade Fixtures, and the Tenant shall, in the case of every installation or removal of Trade Fixtures, make good any damage caused to the Premises or the Building by such installation or removal. ~~Any Trade Fixtures removed during the Term will be contemporaneously replaced with Trade Fixtures of equal or better quality.~~ Any Trade Fixtures and equipment belonging to the Tenant, if not removed at the termination or expiry of this Lease, shall, if the Landlord so elects, be deemed abandoned and become the property of the Landlord without

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compensation to the Tenant. If the Landlord shall not so elect, the Landlord may remove such Trade Fixtures from the Premises and store them at the Tenant's risk and expense and the Tenant shall save the Landlord harmless from all damage to the Premises caused by such removal, whether by the Tenant or by the Landlord.

6.11    Tenant's Signs:

The Tenant shall not at any time cause or permit any sign, picture, advertisement, notice, lettering, flag, decoration or direction (hereinafter collectively called "Signs") to be painted, displayed, inscribed, placed, affixed or maintained within the Premises and visible outside the Premises or in or on any windows or the exterior of the Premises (including glass demising walls facing onto Common Areas), nor anywhere else on or in the Building, without the prior ~~and continuous~~ consent of the Landlord which consent may, with respect to proposed signage on the main floor of the Building, or which can be seen from outside the Premises, be arbitrarily withheld, but otherwise shall not be unreasonably withheld, provided that the copy and style of any Signs shall be consistent with the first-class nature of the Building and in accordance with the Landlord's sign criteria. No hand-written signs will be permitted. The Landlord may at any time prescribe a uniform pattern of identification signs for tenants to be placed on the outside of the Premises and other premises. Any breach by the Tenant of this provision may be immediately rectified by the Landlord at the Tenant's expense and in this connection, the Landlord shall be entitled to enter the Premises and remove any Signs contravening this provision and charge the Tenant the costs thereof, and same shall not constitute a re-entry under this Lease and the Landlord shall not be liable for any damages caused thereby, whether or not arising from its own negligence.
Notwithstanding the foregoing, the Landlord will, at the expense of the Tenant, supply and install: (a) a sign bearing the name of the Tenant which will be located on or near the entrance door of the Office Premises; (b) identification and/or directional signage on the floor the Tenant’s Office Premises are located; (c) one entry in the Building directory board (if any) located in the Building lobby; and (d) one sign between the two elevator doors near the warehouse entrance.
Notwithstanding the foregoing, provided the Tenant is Fluidigm Canada Inc., is itself in occupation of all of the Premises initially leased to Tenant under this Lease, and is not and has not been in default of any provision of this Lease, then Tenant shall be entitled to install at its sole cost and expense, including all costs associated with, maintenance, repair and restoration thereof, a sign on the top fascia of one (1) side of the Building, in an area to be mutually agreed upon by the Landlord and Tenant. Said signage shall be of a design and quality appropriate to the image of the Building, in keeping with the architectural integrity of the Building, and shall be subject to the prior written approval of Landlord of its design and specifications. All costs of maintaining this signage, including, without limitation, all costs of electricity consumed by the sign, will be paid for by Tenant to Landlord upon receipt of an invoice therefor, with Tenant’s next installment of monthly Rent, as an item of Additional Rent. Tenant’s insurance coverage shall include the sign. Such signage shall be in conformance with the building code, zoning by-laws and the regulations of any other bodies having jurisdiction and Tenant shall obtain, at its sole expense, all necessary permits and approvals. At the earlier of (i) expiration or earlier termination of the Lease, and any renewal or extension thereof, or (ii) the date upon which Tenant ceases to occupy the entirety of the Premises initially leased to it under this Lease, if requested by the Landlord in writing, Tenant shall, at its sole cost and expense, remove all such signage from the Building and make good any

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damage caused thereby. If required by Landlord, the installation and removal of the sign shall be performed by Landlord’s contractors at Tenant’s cost which cost shall be payable as an item of Additional Rent with the next monthly installment of Additional Rent.

6.12    Directory Board:

The Landlord may erect and maintain (as an Operating Cost) a directory board in the main lobby of the Building which shall indicate the name of the Tenant and the location of the Premises within the Building. The Tenant shall pay the Landlord's cost of changes thereto, and any other signage with respect to the Premises. Should sufficient space exist on the directory board, the Landlord may provide to the Tenant, at the Tenant's expense, additional entries as requested. The directory board shall be for identification only and not for advertising. The Landlord's acceptance of any name for listing on the directory board will not be deemed, nor will it substitute for, the Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

6.13    Landlord's Signs:

In addition to the Landlord's right to install general information and direction signs in and about the Building as would be customary for comparable office building in the City of Markham, the Landlord shall have the right at any time to place upon the Building a notice of reasonable dimensions, reasonably placed so as not to interfere with the Tenant's business, stating that the Building is for sale, or that areas of the Building are for lease, as the case may be, and at any time during the last six (6) months of the Term, that the Premises are for rent and the Tenant shall not remove such notices or signs.

6.14    Environmental Provisions:

(a)
Notwithstanding any other provision of this Lease, the Tenant and the Tenant’s Parties shall fully comply with all Environmental Laws applicable to the Premises, Building and Lands and the Tenant's use and occupation thereof, including but not limited to the delivery, handling and disposal of Contaminants on the Premises, Lands and or Building, in the care, custody and or control of the Tenant and or the Tenant’s Parties.

(b)
If the Landlord or Tenant, and or the Tenant’s Parties, receives an order, notice or directive under an Environmental Law (“Offence”), and or is convicted of an Offence, which relates to Contaminants, and or Contaminant Activities at the Premises, Lands or the Building, and such Offence is not rectified in accordance with Environmental Laws, forthwith, by the Tenant, then the Landlord shall have the option, at its sole discretion, to:

(i)
take reasonable steps to remedy such Offence, at the sole cost and expense of the Tenant, and such costs incurred by the Landlord shall be deemed to be Rent under this Lease and shall be immediately due and owing by the Tenant to the Landlord upon receipt of an invoice for same delivered to the Tenant from the Landlord; or

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(ii)
if the Offence has an adverse impact on the Premises, Building or Lands, terminate this Lease, in the event the Tenant is unable or unwilling to remedy the Offence, as set out in the first paragraph of (~~i~~b) above, forthwith by notice in writing, and the Landlord shall not be liable for any losses or damages of any kind however caused arising out of such termination, and the Tenant shall indemnify, defend with counsel, and hold Landlord and the Landlord Beneficiaries, harmless from and against any and all claims, damages, costs, expenses and liabilities arising out of any attempt by the Landlord to remedy such Offence, and this indemnity shall survive the termination of the Lease, for the period of time allowable in law.

(c)
The Tenant shall obtain and comply with the terms of all licenses, certificates of approval, permits, orders, directives and other requirements under applicable Environmental Law for the safe and lawful conduct of its business at or from the Premises, Buildings and Lands.

(d)
The Tenant will not use pesticides in the Premises or the Building unless the Tenant has first obtained prior written consent from the Landlord to do so and has obtained all necessary permits or approvals required under applicable Environmental Law.

(e)
The Tenant, and the Tenant’s Parties, shall not cause or allow any Contaminant to be used, generated, transported, stored, discharged, spilled, emitted to air or disposed of on, under, above or about, or transported to or from, the Building, Lands, the Common Areas and or the Premises (collectively the " Contaminant Activities") except in strict compliance, at the Tenant's expense, with all applicable Environmental Laws and the reasonable requirements of the Landlord, and using all necessary and appropriate precautions which a cautious, diligent and prudent operator would exercise.

(f)
The Landlord shall not be liable to the Tenant for any Contaminant Activities conducted or permitted by the Tenant or the Tenant’s Parties in or about the Building, the Common Areas, Lands and or the Premises during the Term and any extensions and or renewals thereof, however caused, whether or not consented to by the Landlord. The Tenant, shall indemnify, defend with counsel, and hold the Landlord and those for whom the Landlord is responsible in law and contract harmless from and against any claims, damages, costs, expenses and or liabilities arising out of any and all such Contaminant Activities conducted or permitted by the Tenant, and the Tenant’s Parties (including without limitation the full amount of all legal and consultants’ fees and expenses and the costs of removal, treatment, storage and disposal of Contaminants and remediation of the Premises and any adjacent property), and this indemnity shall survive the termination of the Lease, for the period of time allowable in law.

(g)
The Tenant shall immediately notify the Landlord both by telephone and in writing of any actual, alleged or suspected Discharge and the Landlord, its representatives and employees may enter the Premises at any time during the Term to inspect the Tenant's compliance herewith.

(h)	The Tenant shall also be responsible for proper disposal of all Contaminants and other materials which require special disposal measures, including oil, kitchen waste and grease.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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The Tenant shall also, if required by the Landlord, refrigerate all garbage, such that it does not constitute a nuisance or health hazard. The Tenant will store and dispose of all of its waste in a lawful manner. In particular, the Tenant will use the garbage collection service provided by the Landlord only to dispose of solid waste (which is not Hazardous Waste) which can lawfully be transported to, and dumped at, a landfill site without requiring payment of surcharges or penalties, and will use the sewers only to dispose of liquid waste (which is not Hazardous Waste) which may be lawfully, and in full compliance with all applicable Environmental Laws, discharged into the municipal sewer. All other wastes shall be disposed of by the Tenant, at its sole cost and expense, at least once every month, using a properly licensed waste hauler, to take away all or part of the Tenant's waste to an appropriately licensed landfill. The Tenant acknowledges and agrees that regardless of whether the waste hauler is retained by the Landlord or the Tenant, the Tenant, and not the Landlord, shall be deemed to be the generator of the Tenant's waste.

(i)
Where the Landlord provides separate waste collection facilities for different types of non-hazardous waste, the Tenant will separate such waste and will deliver each such waste to the appropriate facility. If contamination of such separated waste occurs as a result of Tenant's failure to comply with the foregoing sentence, the Tenant will indemnify the Landlord for all damages, loss, expense and costs incurred by the Landlord with respect to such contamination, together with an administration fee equal to fifteen (15%) percent ~~twenty per cent (20%)~~ of such costs. The Tenant shall comply with any non-hazardous waste reduction work plan prepared by Landlord from time to time (if any), at Tenant's cost. The Tenant shall comply with all reasonable requirements imposed by Landlord with respect to the implementation of a system for the storage, disposal, and separation of non-hazardous waste at the Building as contemplated by this Section 6.14.

(j)	The Tenant will not authorize, cause or permit a Discharge except in accordance with Environmental Law.

(k)
~~The Tenant will fully comply with all orders of an Authority which may be directed to the Landlord or the Tenant and which relate to the Premises or the Building in relation to the Premises, including orders to provide financial assurance, to perform studies, to improve pollution control, to remove waste, to conduct investigations or to prepare or perform an environmental cleanup of the Premises or the Building. Should an order or direction of an Authority be issued to the Landlord or the Tenant, requiring the Landlord or the Tenant to do anything in relation to an environmental problem caused or contributed to by the Tenant, the Tenant will, upon receipt of written notice from the Landlord, satisfy the requirements of the order or direction at the Tenant's expense~~.

(l)
~~If the Tenant fails or refuses to promptly and fully satisfy the requirements of an order or direction referred to in this Section, or if, in the Landlord's opinion the Tenant is not competent to satisfy the requirements of the order or direction, the Landlord may elect in writing (but is not obligated) to satisfy the whole or any part of the requirements of the order or direction at the Tenant's expense.~~

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

(m)
~~If the Tenant fails or refuses to promptly and fully satisfy the requirements of any such order or direction the Landlord will have the option, at its sole discretion, to terminate this Lease forthwith by notice in writing, and Landlord will not be liable for any losses or damages of any kind however caused arising out of such termination~~.

(n)
Commercial building materials commonly include the use or presence of Contaminants. The Landlord has policies, procedures and programs in place to manage Contaminants known to be present within the Building in accordance with Environmental Laws. The Landlord will take reasonable steps to abate or remove known Contaminants that are in the Landlord’s care, custody and or control and as required by Environmental Laws or deemed necessary by the Landlord. In the event the Tenant undertakes construction during the Fixturing Period, the Warehouse Fixturing Period and/or throughout the Term, the Landlord will provide to the Tenant a designated substances survey prior to the commencement of such construction activities. Additionally, the Landlord will provide any available asbestos containing material information, as it pertains to the Tenant’s occupancy in the Building.

(o)
The Tenant shall not be liable for Contaminants which do not comply with applicable Environmental Laws and which (i) are present, or discharged, released or otherwise placed at the Premises, Building or Lands or which migrated to the Premises, Building or Lands from other lands, and (ii) were not brought upon, stored, kept, used, introduced or Discharged by the Tenant and or the Tenant’s Parties or otherwise caused, contributed to or made worse by the Tenant and or the Tenant’s Parties, be it before or after the Commencement Date or the end of the Term, but this shall not preclude the Landlord from including in Operating Costs any expenses or costs that pertain to Contaminants at the Building or Lands in Operating Costs except as expressly precluded under the definition of “Operating Costs” in Article XV of this Lease..

(p)
The Tenant and the Tenant’s Parties shall not bring or allow to be present in the Premises any Contaminants, other than those Contaminants, if any, which the Tenant requires for the proper operation of its business operations in the Premises, being those listed on Schedule "H". The Tenant shall notify the Landlord in writing of any proposed changes to Schedule "H" (including without limitation, the volume of the items listed on Schedule “H”). If Landlord objects to any such change, Landlord shall make commercially reasonable efforts to provide Tenant with written notice of its objection to any such change within ten (10) Business Days of receipt of Tenant’s written notice, which objection(s) shall be made only upon a reasonable basis. Failure of the Landlord to deliver notice to the Tenant within such ten (10) Business Day period advising of the Landlord’s objection shall not be deemed to be an acceptance by the Landlord of the Tenant's proposed changes to Schedule “H”. Within 20 days of being requested to do so by the Landlord, the Tenant shall provide the Landlord with a written statement describing:

(i)    the procedures used by the Tenant to contain and handle such Contaminants; and

(ii)    the procedures used by the Tenant to contain and deal with spills of Contaminants.

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CONFIDENTIAL TREATMENT

(q)
Tenant shall ensure that, at all times during the Term, and any extensions thereof, Landlord is in receipt of a copy of the Tenant’s emergency preparedness plans prepared by the Tenant in connection with the use of the Premises which include references to, or which require the involvement of other tenants in the Building.

6.14A	Tenant’s Responsibility

(a)
The Tenant shall be solely responsible and liable for any clean-up and remediation required by the Landlord or any Authority having jurisdiction of any Contaminants which the Tenant, the Tenant's Parties or any Transferee caused or allowed to be Discharged, released onto or into the air, the Premises, the Building, other lands and/or the groundwater or surface waters under or on the Lands or any other lands. Upon the occurrence of any such Discharge, the Tenant shall ~~immediately~~ give prompt written notice to the Landlord and take all steps necessary to remedy the situation giving rise to such Discharge.

(b)
If any such clean-up or remediation is required in accordance with section 6.14A (a), the Tenant shall, at its sole cost, prepare all necessary studies, plans and proposals and submit them to the Landlord for approval, provide all bonds and other security required by any lawful Authorities and carry out the work required. In carrying out such work, the Tenant shall keep the Landlord fully informed of the progress of the work. The Landlord may, in its sole discretion, elect to carry out all such work, or any part of it, and, if the Landlord does so, the Tenant shall pay for all costs in connection therewith, together with an administrative fee equal to 15% of such costs, within 15 days of written demand being made by the Landlord.

(c)
All Contaminants brought or allowed onto the Premises, Building or Lands during the Term, or any extensions thereof, by the Tenant, the Tenant's Parties or a Transferee shall, despite any other provision of this Lease to the contrary and any expiry, termination or disclaimer of this Lease, be and remain the property and sole responsibility of the Tenant regardless of the degree or manner of affixation of such Contaminants to the Premises. In addition, and at the option of the Landlord, anything contaminated by such Contaminants shall become the property of the Tenant. This affirmation of the Tenant’s interest in the Contaminants or the goods containing the Contaminants shall not, however, prohibit the Landlord from dealing with such material as otherwise provided in this Lease.

(d)
If the Tenant is required by any applicable Environmental Laws to maintain environmental and operating documents and records, including, without limitation, permits and licenses (collectively, "Environmental Records"), the Tenant shall maintain all requisite Environmental Records in accordance with all applicable Environmental Laws. The Landlord may inspect all Environmental Records at any time during Term on forty-eight (48) ~~24~~ hours' prior written notice, but no prior notice shall be required in the case of an emergency, real or apprehended.

The Tenant shall promptly notify the Landlord in writing of:

(i)	any notice or investigation by any Authority alleging non-compliance or a possible violation of or with respect to any Environmental Laws in connection with operations or activities in the Premises;

(ii)	any charges laid by any Authority alleging non-compliance or a violation by the Tenant, the Tenant's Parties or a Transferee of any Environmental Laws;

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(iii)	any orders, made against the Tenant pursuant to any Environmental Laws; and

(iv) any notices, action, claim or other proceeding received by the Tenant from any person concerning any Discharge or alleged Discharge of any Contaminants from the Premises.
6.14B    Landlord’s Audit Right

(a)
The Landlord may, at any time during or after the Term require the Tenant to cause an independent environmental audit of the Premises to be carried out. The scope and breadth of such environmental audit shall be reasonably agreed between the Landlord and the Tenant, however, the Tenant shall, at a minimum conduct a Phase 1 environmental site assessment of the Premises. Tenant shall provide Landlord with an original duplicate copy of any environmental audit report in respect of the Premises, including any notice of compliance delivered by any Authority and or as a result of the environmental audit of the Premises within 10 days of the Tenant receiving same. The Tenant shall be responsible for the cost of any such audit.

(b)
If any audit reveals any breach by the Tenant of the Tenant's obligations and covenants contained in this Lease, the Tenant shall immediately take such steps as are necessary so as to rectify such breach.

(c)
The Landlord may, at any time during or after the Term, make enquiries of a senior officer of the Tenant with respect to Tenant’s compliance with any Environmental Laws and such officer shall reply to such enquiries in a commercially reasonable fashion and with reasonable particularity within a reasonable period of time following receipt of such enquiry.

6.14C    Survival of Obligations
For greater certainty, the obligations of the Tenant under Sections 6.14, 6.14A and 6.14B relating to Contaminants, (including without limitation the Tenant’s indemnity) shall survive the expiry, repudiation or earlier termination of this Lease. To the extent that the performance of such obligation requires access to or entry upon the Premises or the Lands, or any part thereof, following such expiry, repudiation or earlier termination:

(a)	the Tenant shall have such entry and access only at such times and upon such terms and conditions as the Landlord may from time to time specify; and/or

(b)
the Landlord may undertake the performance of any necessary work in order to complete such obligations of the Tenant, but having commenced such work, the Landlord shall have no obligation to the Tenant to complete such work and may require the Tenant to do so. All costs incurred by the Landlord in undertaking such work, together with an administrative fee of 15%, shall be paid by the Tenant to the Landlord within 20 days following delivery to the Tenant of an invoice for such work.

6.14D    Phase 1 Environmental Assessment
The Landlord has conducted a Phase 1 environmental site assessment, (“Entry Report”), dated March 24, 2015, a copy of which will be delivered to the Tenant, upon its written request. The parties hereto agree to use the Entry Report as a baseline if the Tenant is required to perform any type of clean up or remediation work.

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6.15    Landlord's Alterations:

Notwithstanding any other provision of this Lease, the Landlord shall have the right, at any time, to add buildings, additions and parking structures on the Lands or to make additions to, or subtractions from, or to change, rearrange or relocate any part of the Common Areas, the Lands or the Building including the Premises, provided that in the case of the Premises, the premises, as rearranged or relocated shall in all material respects be comparable to the Premises and the Landlord shall give the Tenant at least sixty (60) days prior written notice of such rearrangement or relocation and shall pay all reasonable direct costs of construction and moving expenses in connection therewith. The Landlord shall also have the right to enclose any open area, and to grant, modify or terminate easements and other agreements pertaining to the use and maintenance of all or any part of the Building, Common Areas or the Lands, and to close all or any part of the Lands, Common Areas or the Building to such extent as the Landlord considers reasonably necessary to prevent accrual of any rights therein to any persons at any time. The Landlord is entitled to make changes to the parking areas and to make any changes or additions to the systems, pipes, conduits, Utilities or other building services within or serving the Premises or any other premises in the Building; provided that access to the Premises will at all times be available from the elevator lobby of the Building.

In doing any of the foregoing, the Landlord shall have the right, after delivery of at least forty-eight (48) hours’ prior written notice to the Tenant (except in the case of an emergency real or apprehended in which case no notice shall be required), to enter upon the Premises and same shall not constitute a re-entry hereunder. The Landlord shall not be liable for any damage caused to the Tenant's property, whether or not due to the negligence or wilful misconduct of the Landlord or those for whom the Landlord is in law responsible. No claim for compensation shall be made by the Tenant by reason of inconvenience, nuisance or discomfort arising from such changes or the Landlord's entry. The Landlord shall make such changes as expeditiously as is reasonably possible. All Common Areas shall at all times be subject to the exclusive control and management of the Landlord or as the Landlord may direct from time to time. The Tenant shall cooperate with the Landlord in any of its programmes to improve or make more efficient the operation of the Lands and Building.

ARTICLE VII ‑ STANDARD SERVICES

7.1    Heating and Air‑Conditioning:

(a)
The Landlord shall provide heat to the Premises and the interior Common Areas (excluding any areas below the main floor and in the penthouse) sufficient to maintain reasonable temperatures during Normal Business Hours. It is understood and accepted by the Tenant that the Landlord may reduce the degree of heating provided after Normal Business Hours in a manner comparable to other comparable office buildings in the City of Markham of a similar age and in a similar location. The Landlord may enter the Premises at any time in order to inspect, control or regulate the operation of any heating, ventilating and air-conditioning facilities and equipment.

(b)	The Landlord shall provide ventilation and air‑conditioning to the Premises and interior Common Areas (excluding any areas below the main floor and in the penthouse) during

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Normal Business Hours. The systems furnished and operated by the Landlord for air conditioning and ventilation to the Premises are designed for a reasonable density of persons and for general office purposes based on window shading being fully closed where windows are exposed to direct sunlight. Arrangement of partitions, equipment or special purpose areas, or the installation of equipment with high levels of heat production by the Tenant may require alteration of the portion of the air-conditioning and ventilation systems located within the Premises. Any alterations that can be accommodated by the Landlord's equipment shall be made at the Tenant's expense and in accordance with Section 6.7 hereof. Balancing of the system within the Premises shall be at the Tenant's expense. The Tenant acknowledges that the heating, air-conditioning and ventilation system serving the Premises or the Building may require initial balancing or that alterations made from time to time whether inside the Premises or in other areas of the Building, may temporarily cause imbalance of the heating, air-conditioning and ventilation system, and the Tenant shall allow a reasonable amount of time for such readjustment and rebalancing.

(c)
Should the Landlord fail to provide sufficient heat or air‑conditioning or chilled water at any time it shall not be liable for direct, indirect, or consequential damages, or for personal discomfort or illness.

7.2    Cleaning:

The Landlord shall, provide janitorial services to the Office Premises at such times and in such manner as is consistent with prevailing practices in comparable office buildings in the City of Markham of similar age and in a similar location. The Landlord shall periodically clean both sides of exterior windows so as to maintain the Building to the standard of a comparable office building in the City of Markham of similar age and in a similar location. The Tenant acknowledges that the Landlord may clean the windows during Normal Business Hours and the Tenant agrees to allow the Landlord and its contractors entry into the Premises for this purpose. The Landlord shall keep those portions of the Common Areas accessible to the public in a clean and orderly fashion, and keep the sidewalks and driveways located on the Lands reasonably clear of excessive build-up of snow.
Notwithstanding anything contained in this Lease, it is understood and agreed that the Tenant shall be responsible for providing its own janitorial services to the Warehouse Premises and emptying the garbage receptacles, not allowing garbage or waste to accumulate in or about the Warehouse Premises, all on a daily basis and at regular intervals as prescribed by the Landlord. The Tenant shall further, at its expense, keep the Warehouse Premises free of insects, rodents, vermin and other pests. If the Tenant does not maintain a standard of cleanliness and repair satisfactory to the Landlord (acting reasonably) or fails to keep the Warehouse Premises free of insects, rodents, vermin and other pets in the Landlord’s reasonable opinion, then the Landlord shall have the right, after twenty-four (24) hours’ prior ~~oral or~~ written notice to the Tenant within which the Tenant fails to perform such cleaning or repair, to perform or cause to be performed the cleaning or repair and to require the Tenant to pay for such cost together with an administration fee of 15% thereon as Additional Rent under this Lease (payable immediately upon its receipt of an invoice). Further, should there be a repeated breach by the Tenant of its cleaning or repair obligations in the Landlord’s sole determination, then the Landlord shall have the right, upon written notice to the Tenant, to assume the Tenant’s ongoing obligations at the expense of the Tenant plus the administration fee of 15%, all as Additional Rent payable under this Lease.

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7.3    Elevators:

The Landlord shall provide operatorless elevator passenger service during Normal Business Hours. The Landlord may reduce the number of elevators in service after Normal Business Hours. The Landlord retains the right to regulate the use of elevators for the purpose of carrying freight.

7.4    Security and Information:

The Landlord may provide a security guard or receptionist in the main lobby of the Building to provide general information to visitors and to control traffic in and out of the Building. The Landlord may from time to time elect to substitute such services with automated systems and other devices that may from time to time seem appropriate for a comparable office building in the City of Markham. It is acknowledged by the Tenant that such services are intended for the general benefit of the Building and are not intended to specifically protect or otherwise serve the Tenant or the Premises.

7.5    Utilities:

(a)
Electrical Power: The Landlord will supply to the Premises sufficient electrical power to operate the standard lighting fixtures supplied by the Landlord plus circuits sufficient to deliver power to the Premises as set out in Schedule "C" of this Lease. If the Tenant requires electrical power at a different voltage or at a greater capacity than the Landlord's system can deliver, then any additional systems required, if available, shall be installed operated and maintained at the Tenant's cost.

(b)
Water and Sewage Connections: The Landlord shall provide to the floor(s) on which the Premises is located water for drinking fountains, hot and cold or tempered water for washroom facilities and the necessary sewer connections. Any connections made to Leasehold Improvements or special facilities by the Tenant shall be made at the Tenant's cost and in accordance with Section 6.7.

(c)
The obligation of the Landlord to furnish Utilities as set out in this Section 7.5 shall be subject to the rules and regulations of the supplier of such utility and/or municipal or other governmental authority regulating the business or providing any of these Utilities.

7.6    Interruption or Delay of Services:

The Landlord may slow down, interrupt, delay, or shut down any of the services outlined in this Article VII on account of repairs, maintenance or alterations to any equipment or other parts of the Building and where practical, the Landlord shall schedule such interruptions, delays, slow downs, or stoppage so as to minimize any inconvenience to the Tenant. The Landlord shall not be held responsible for any direct, indirect or consequential damages, losses, or injuries caused.

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CONFIDENTIAL TREATMENT

7.7    Public Policy:

The Landlord shall be deemed to have observed and performed the terms and conditions to be performed by the Landlord under this Lease, including those relating to the provision of Utilities, if in so doing it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority acting in the fields of energy, communications, conservation, waste management and disposal, security or other area of public interest.

ARTICLE VIII ‑ ASSIGNMENT AND SUBLETTING

8.1    Assignment, Subletting:

The Tenant shall not assign this Lease, nor sublet all or any part of the Premises (together a “Transfer”) without the prior consent in writing of the Landlord, which consent shall, subject to Section 8.2 hereof, not be unreasonably withheld; provided however, that such consent to any assignment or subletting, shall not relieve the Tenant from its obligation to pay Rent and to perform all of the covenants, terms and conditions herein contained. If this Lease is assigned or any part of the Premises is occupied by any person other than the Tenant, the Landlord may collect Rent or sums on account of Rent from the assignee, subtenant or transferee, and apply the net amount collected to the Rent payable hereunder but no such assignment, subletting, transfer of possession or collection or the acceptance of the assignee, subtenant or transferee as tenant shall be deemed a waiver of this covenant.

8.1A    Permitted Transfer

Notwithstanding the provisions of Section 8.1, so long as the Tenant is Fluidigm Canada Inc., is in physical occupancy of the whole of the Premises and is not and has not been in material default of any of its covenants, obligations, or agreements under this Lease which default has not been cured within the applicable cure period, the Landlord agrees that the Tenant may, without the Landlord’s consent (a “Permitted Transfer”) but upon fifteen (15) days’ prior written notice, assign this Lease or sublet the Premises to an “affiliate” of the Tenant (as such term is defined in the Canada Business Corporations Act), (hereinafter referred to as a “Permitted Transferee”) but only so long as such affiliate remains an affiliate of the Tenant and if it does not, a transfer shall be deemed to have occurred under this Lease that requires the Landlord’s consent and all of the provisions of Article VIII of this Lease shall apply. If requested by the Landlord, the Tenant will, within fifteen (15) days of its receipt of such request, provide the Landlord with a statutory declaration sworn by a director or officer of the Tenant stating that such Transferee remains an affiliate of the Tenant.

The Permitted Transfer shall not become effective unless and until :

(1)    such Permitted Transferee shall carry on only the same business as is permitted to be carried on by the Tenant under Section 2.2 of this Lease;

(2)    the Landlord receives satisfactory evidence that the Permitted Transferee qualifies as being a Permitted Transferee;

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(3)    the Tenant delivers to the Landlord a copy of the document giving effect to the Permitted Transfer; and

(4)    all the provisions of this Lease shall apply in respect of the Permitted Transfer including, without limitation, the requirement that the Tenant and the Permitted Transferee execute the Landlord’s form of documentation in which the Permitted Transferee covenants directly with the Landlord to observe and perform each of the covenants, obligations and agreements of the Tenant under this Lease and in which the Tenant remains liable under this Lease for the performance and observance of all of the covenants, obligations and agreements of the Tenant under this Lease.

8.2    Landlord's Consent:

If the Tenant desires to assign this Lease, or to sublet the Premises, then and so often as such event shall occur, the Tenant shall make its request to the Landlord in writing, and the Landlord shall, within ten (10) Business Days after receipt of all information requested by the Landlord, notify the Tenant in writing that the Landlord consents or does not consent. ~~either that; (a)~~. ~~as the case may be, or (b) the Landlord elects to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Premises, or if the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion. If the Landlord elects to cancel this Lease as aforesaid, and so advises the Tenant in writing, the Tenant shall then notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from such assigning or subletting or to accept the cancellation of this Lease (in whole, or in part). Failure of the Tenant to deliver notice to the Landlord within such fifteen (15) day period advising of the Tenant's intention to refrain from such assigning or subletting, shall be deemed to be an acceptance by the Tenant of the Landlord's cancellation of this Lease (in whole, or in part, as the case may be). Any cancellation of this Lease pursuant to this Section 8.2 shall be effective on the later of the date originally proposed by the Tenant as being the effective date of transfer or the last day of the month which is not less than sixty (60) days following the date of the Landlord's notice to cancel this Lease~~.

8.3    Requests for Consent:

Requests by the Tenant to assign this Lease or sublet all, or part of the Premises shall be in writing to the Landlord accompanied with such information as the Landlord may reasonably require and shall include an original copy of the proposed assignment or sublease, as the case may be. Prior to any consent being given by the Landlord to the Tenant's request, the Landlord must be satisfied as to the following, inter alia: (a) that the liability of the Tenant in fulfilling the terms, covenants and conditions of this Lease shall remain; (b) the financial ability, good credit rating and business reputation and standing of the proposed assignee, subtenant or transferee, as the case may be; (c) that the Tenant has regularly and duly paid Rent and performed all of the covenants contained in this Lease; (d) that any Mortgagee will consent to such request; and (e) that the proposed assignee or subtenant has, or will enter into an agreement with the Landlord agreeing to be bound by all of the terms, covenants and conditions of this Lease. Prior to receiving any consent pursuant to this Section 8.3, the Tenant will pay the Landlord's administrative fee of $1,000.00 plus applicable taxes in connection with the review by the Landlord and/or its solicitors of the Tenant's request, and the preparation and review of any documentation in

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respect thereof. If the Tenant receives consent pursuant to this Section 8.3, it shall be conditional on the Tenant paying to the Landlord as Additional Rent, any profit (net of all reasonable costs incurred by the Tenant in connection therewith) earned by the Tenant in assigning this Lease or subletting all or any part of the Premises.

8.4    Assignment by Landlord:

In the event of the sale or lease by the Landlord of its interest in the Lands or Building or any part or parts thereof and in conjunction therewith the assignment by the Landlord of this Lease or any interest of the Landlord herein, the Landlord shall be relieved of all liability under this Lease, to the extent that the purchaser or transferee agrees with the Landlord to assume the Landlord's obligations under this Lease.

8.5    Liability of Tenant after Transfers:

No Transfer or other disposition by the Tenant of this Lease or of any interest under this Lease shall release the Tenant from the performance of any of its covenants under this Lease and the Tenant shall continue to be bound by and liable under this Lease. The Tenant's liability under this Lease after any Transfer of the Tenant's interest will continue notwithstanding the bankruptcy, insolvency, dissolution or liquidation of any transferee of this Lease or the termination of this Lease for default or the termination, disclaimer, surrender or repudiation of this Lease pursuant to any statute or rule of law. Furthermore, if after any Transfer of the Tenant's interest, this Lease is terminated for default or is terminated, disclaimed, surrendered or repudiated pursuant to any statute or rule of law, then, in addition to and without limiting the Tenant's liability under this Lease, the Tenant, upon notice from the Landlord given within ninety (90) days after any such termination, disclaimer, surrender or repudiation, shall enter into a new lease with the Landlord for a term commencing on the effective date of such termination, disclaimer, surrender or repudiation and expiring on the date this Lease would have expired but for such termination, disclaimer, surrender or repudiation and otherwise upon the same terms and conditions as are contained in this Lease with respect to the period after such termination, disclaimer, surrender or repudiation.

ARTICLE IX ‑ INSURANCE AND INDEMNIFICATION

9.1    Tenant's Insurance:

The Tenant shall, at its sole cost and expense, take out and maintain in full force and effect at all times throughout the Term the following insurance:

(a)
"All Risks" or special form insurance (including flood, ~~earthquake~~, sewer back-up and collapse) upon property of every description and kind owned by the Tenant, or for which the Tenant is legally liable, or which is installed by or on behalf of the Tenant, within the Premises or on the Lands or Building, including, without limitation, stock in trade, furniture, equipment, partitions, Trade Fixtures and Leasehold Improvements in an amount not less than the full replacement cost thereof from time to time; In the event that there shall be a dispute as

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to the amount of full replacement cost, the decision of an independent insurance advisor ~~the Landlord or the Mortgagee~~ shall be conclusive;

(b)
General liability and property damage insurance, including personal injury liability, contractual liability, tenants' legal liability, sudden and accidental release of pollutants insurance, hostile fire coverage, non‑owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Premises and the Common Areas, which coverage shall include the business operations conducted by the Tenant and any other person on the Premises. Such policies shall be written on a comprehensive basis with coverage for any one occurrence or claim of not less than Five Million Dollars ($5,000,000.00) which is satisfied through the combination of primary and excess liability limits. ~~or such higher limits as the Landlord or the Mortgagee may require from time to time;~~

(c)	Business interruption insurance including loss of profits; and

(d)
Any other form of insurance as the Tenant, the Landlord or the Mortgagee may reasonably require from time to time in amounts and for insurance risks against which a prudent tenant would protect itself.

9.2    Policy Requirements:

Each policy of insurance taken out by the Tenant in accordance with this Lease shall be taken out with insurers, and shall be in such form and on such terms as are reasonably satisfactory to the Landlord, and each such policy shall name the Landlord and any others designated by the Landlord as additional ~~named~~ insureds, as their respective interests may appear, and each of such policies shall contain, in form reasonably satisfactory to the Landlord:

(a)	the standard mortgage clause as required by the Mortgagee;

(b)
a waiver by the insurer of any rights of subrogation or indemnity or any other claim over, to which such insurer might otherwise be entitled against the Landlord, the Manager, the Mortgagee, any owner of the freehold interest to the Building or Lands (if different from the Landlord) and those for whom all and any of them are or is in law responsible, whether or not the damage is caused by their act, omission or negligence;

(c)	an undertaking by the insurer to notify the Landlord and the Mortgagee in writing not less than thirty (30) days prior to any proposed material change, cancellation or other termination thereof;

(d)	a provision that the Tenant's insurance is primary and shall not call into contribution any other insurance available to the Landlord; and

(e)	a severability of interests clause and a cross‑liability clause, where applicable.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

9.3    Proof of Insurance:
The Tenant shall provide to the Landlord and the Mortgagee on demand, and from time to time, satisfactory evidence that the policies of insurance required to be maintained by the Tenant in accordance with this Lease are in fact being maintained, which evidence shall be in the form of certificates of insurance, or if required by the Landlord or the Mortgagee, certified copies of each such insurance policy.
9.4    Failure to Maintain:
If the Tenant fails to take out or keep in force any insurance referred to in this Article IX, or should any such insurance not be approved by either the Landlord or the Mortgagee and should the Tenant not rectify the situation within forty‑eight (48) hours following receipt by the Tenant of written notice from the Landlord (stating, if the Landlord or the Mortgagee do not approve of such insurance, the reasons therefor), the Landlord shall have the right, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be payable by the Tenant to the Landlord and shall be due on the first day of the next month following said payment by the Landlord without prejudice to any other rights and remedies of the Landlord under this Lease.

9.5    Damage to Leasehold Improvements:

In case of damage to the Leasehold Improvements, or any material part thereof, the proceeds of insurance in respect thereto shall be payable to the Landlord, and such proceeds shall be released to the Tenant (provided that the Tenant is not in default hereunder) upon the Tenant's written request for progress payments, at stages determined by a certificate of the Architect stating that repairs to each such stage have been satisfactorily completed free of liens by the Tenant or by the Tenant's contractors. In the event the Tenant defaults in making such repairs, the Landlord may, but shall not be obliged to, perform the repairs and the proceeds may be applied by the Landlord to the cost thereof. If this Lease expires or is terminated at a time when the Premises or Leasehold Improvements are damaged or destroyed as a result of a peril required to be insured against by the Tenant, the Tenant shall pay or assign to the Landlord, free of any encumbrance, an amount equal to the proceeds or the proceeds of insurance required to be maintained by the Tenant with respect to such damage or destruction.
9.6    Increase in Insurance Premiums/Cancellation:

The Tenant shall not do or permit anything to be done upon the Premises which the Tenant reasonably should know would ~~shall~~ cause the premium rate of insurance on the Building to be increased. If the premium rate of insurance on the Building shall be increased by reason of any use made of the Premises, the Tenant shall pay to the Landlord on demand the amount of such premium increase. In the event of an actual or threatened cancellation of any insurance on the Building or any adverse change thereto by the insurer by reason of the use or occupation of the Premises, and if the Tenant has failed to remedy the situation, use, condition, occupancy or other factor giving rise to such actual or threatened cancellation or adverse change within twenty‑four (24) hours after written notice thereof by the Landlord, then the Landlord may terminate this Lease by notice in writing to the Tenant or remedy the situation, use, condition, occupancy or other factor giving rise to such actual or threatened cancellation or change, all at the cost of the Tenant to be paid forthwith on demand, and for such purposes the Landlord shall have the right to enter upon the Premises without further notice.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

9.7    Landlord's Insurance:
The Landlord agrees to insure the Building and the machinery, boilers and equipment therein owned by the Landlord (specifically excluding any property which the Tenant is obliged to insure under this Article IX) against damage by fire and extended perils coverage in such reasonable amounts as would be carried by a prudent owner of an office building in the City of Markham of similar age and in a similar location. The Landlord will also carry public liability and property damage insurance with respect to the operation of the Building in such reasonable amounts as would be carried by a prudent owner, and any other forms of insurance as it or the Mortgagee may reasonably determine advisable. Notwithstanding that the Tenant shall be contributing to the Landlord's costs and premiums respecting such insurance, the Tenant shall not have any insurable or other interest in any of the Landlord's insurance other than the rights, if any, expressly set forth in this Lease, and in any event, the Tenant shall not have any interest in, nor any right to recover any proceeds under any of the Landlord's insurance policies.
9.8    Non‑Liability for Loss, Injury or Damage:
The Tenant acknowledges and agrees that the Landlord and the Landlord Beneficiaries referred to in Section 9.10 below shall not be liable for any death or injury arising from or out of any occurrence in, upon, at or relating to the Lands or Building or for any loss of, or damage to, or loss of use of, property of the Tenant or of others that is located on or in the Premises or on or in any other part of the Building or Lands (whether or not such property has been entrusted to the Landlord or any of the Landlord Beneficiaries) or for any indirect or consequential loss or damage, ~~whether or not~~ unless the death, injury, loss or damage results from the act, omission, gross negligence or wilful misconduct of the Landlord or of any of the Landlord Beneficiaries. ~~Without limiting the general intent of the preceding sentence,~~ Subject to the foregoing, the Landlord and the Landlord Beneficiaries will not be liable for death, injury or damage to persons or property resulting from (a) fire, explosion, steam, water, rain, snow or gas which may leak into or issue or flow from any part of the Building or from the water, steam or drainage pipes or plumbing works of the Building or from any other place or quarter, (b) the operation, faulty operation, interruption, breakdown, condition or arrangement of any base building systems or other services provided by the Landlord under this Lease (including, without limitation, the electrical, mechanical, telecommunications and all utility systems and security services), or (c) the act, omission, negligence or misconduct of any tenant or occupant of space in the Building or Lands or on property adjacent to the Building or the Lands, or of the public or any person in or on the Building or the Lands. Without limiting the foregoing in any way, the Tenant hereby releases the Landlord and the Landlord Beneficiaries from all losses, damages and claims of any kind in respect of which the Tenant is required to maintain insurance under this Lease or is otherwise insured (including that part of any such loss, damage or claim below the level of the Tenant’s insurance deductibles).
9.9    Indemnification of the Landlord:

Except to the extent resulting from the Landlord’s or Landlord Beneficiaries’ gross negligence or wilful misconduct, the Tenant shall indemnify the Landlord and the Landlord Beneficiaries referred to in Section 9.10 below and save them harmless from all losses, liabilities, damages, claims, demands, expenses and actions of any kind or nature (including loss of Rent payable by the Tenant under this Lease) in connection with any breach, violation or non‑performance by the Tenant of any covenant, term or provision of this Lease, or in connection with loss of life, personal injury, damage to, or loss of, or loss of use of, the property of any person or entity (including the Landlord and the Landlord Beneficiaries) or any other loss or injury arising from any occurrence on the Premises or arising from the

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

occupancy or use by the Tenant or any of its agents, contractors, employees, servants, licensees, concessionaires or invitees of the Premises, the Lands or the Building or of anyone permitted to be on the Premises by the Tenant, and against and from all reasonable costs, expenses and claim or action or proceeding brought thereon. In case the Landlord or any of the Landlord Beneficiaries, without fault on their part, is made a party to any litigation commenced by or against the Tenant, the Tenant shall hold the Landlord and the Landlord Beneficiaries harmless in connection with such litigation.

9.10	Extension of Rights and Remedies:
It is agreed that every indemnity, exclusion or release of liability and waiver of subrogation contained in this Lease or in any of the Tenant's insurance policies shall extend to and benefit each and every of the Landlord, any Mortgagee, the Manager and all of their respective servants, agents, directors, officers, employees and those for whom the Landlord and such other entities or persons are in law responsible (collectively, the "Landlord Beneficiaries"), it being understood and agreed that the Landlord is the agent or trustee of the Landlord Beneficiaries solely to the extent necessary for the Landlord Beneficiaries to take the benefit of this Section. The Landlord shall be under no obligation whatsoever to take any steps or actions on behalf of the Landlord Beneficiaries to enable them to obtain the benefits of this Section unless it chooses to do so in its sole and absolute discretion.

ARTICLE X ‑ DAMAGE
10.1    Damage to Premises:

It is understood and agreed that, notwithstanding any other provision of this Lease, should the Premises at any time be partially or wholly destroyed or damaged by any cause whatsoever or should demolition of the Premises be necessitated thereby or should the Premises become unfit for occupancy by the Tenant:

(a)
Subject as hereinafter provided in this Section 10.1, the Landlord shall, to the extent of the insurance proceeds available for reconstruction and actually received by the Landlord from its insurers following an election by the Mortgagee to apply all or any portion of such insurance proceeds against the debt owing to the Mortgagee, expeditiously reconstruct the Premises in accordance with the Landlord's obligations to repair under the provisions of Section 6.4 hereof. Upon substantial completion of the Landlord's work, the Landlord shall notify the Tenant, and the Tenant shall forthwith commence and expeditiously complete reconstruction and repair of the Premises, Leasehold Improvements and Trade Fixtures in accordance with the Tenant's obligations to repair under the provisions of Section 6.2 hereof;

(b)
Rent shall not abate unless the Premises are rendered wholly or partially unfit for occupancy by such occurrence and in such event Rent, as of the date of such occurrence shall abate proportionately as to the portion of the Premises rendered unfit for occupancy, until thirty (30) days following receipt by the Tenant of the Landlord's notice given to the Tenant as provided in Subsection 10.1(a) hereof, at which time Rent shall recommence;

(c)
If, in the opinion of the Architect, such opinion to be given to the Landlord and the Tenant within thirty (30) days of the date of such damage, the Premises cannot be repaired and made fit for occupancy within one hundred and eighty (180) days next following any occurrence, or if either: (i) thirty percent (30%) or more of the Office Premises; or (ii) thirty percent (30%)

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

or more of the Warehouse Premises, are damaged or destroyed, the Landlord may, by written notice to the Tenant within thirty (30) days of receipt of such opinion of the Architect, terminate this Lease and Rent shall cease and be adjusted as of the date of such occurrence, and the Tenant shall immediately vacate the Premises and surrender same to the Landlord; and

(d)
In no event, including termination of this Lease in accordance with the provisions of Subsection 10.1(c) hereof, shall the Landlord be liable to reimburse the Tenant for damage to, or replacement or repair of any Leasehold Improvements, Trade Fixtures or any of the Tenant's property.

(e)
Provided the damage and destruction to the Office Premises or the Warehouse Premises is not due to the Tenant’s negligence or the Tenant’s Parties negligence, and the Tenant is Fluidigm Canada Inc., then:

(i) if: [*****] or more of the Rentable Area of either the Office Premises or Warehouse Premises is at any time damaged or destroyed and the damaged or destroyed area specifically includes [*****]; and
(ii) in the opinion of the Architect, the Office Premises or Warehouse Premises cannot be repaired with reasonable diligence within [*****] of receipt of permits to repair such damage or destruction, then, the Tenant may, at its option, [*****]. If in the opinion of the Architect, the Office Premises or Warehouse Premises can be repaired with reasonable diligence within [*****] of receipt of permits to repair such damage or destruction, [*****], the Tenant may, at its option, [*****].
The Tenant will execute whatever documents may be required by the Landlord in order that all proceeds of insurance relating to the Leasehold Improvements shall be released to the Landlord. In such event, the Tenant shall have no recourse against the Landlord or the Landlord Beneficiaries for damages or otherwise.
10.2    Damage to the Building:

It is understood and agreed that, notwithstanding the other provisions of this Lease, should the Building at any time be partially or wholly destroyed or damaged by any cause whatsoever, or should demolition of the Building, or any part thereof, be necessitated thereby:

(a)
Subject as hereinafter provided in this Section 10.2, the Landlord shall, to the extent of the insurance proceeds available for reconstruction and actually received by the Landlord from its insurers following any election by the Mortgagee to apply all or any portion of such insurance proceeds against the debt owing to the Mortgagee as the case may be, expeditiously reconstruct and repair the Building, and to the extent necessary, the Premises, in accordance

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

with the Landlord's obligations to repair under the provisions of Section 6.4 hereof. Upon substantial completion of the Landlord's work as it relates to the Premises the Landlord shall notify the Tenant, and the Tenant shall forthwith commence and expeditiously complete reconstruction and repair of the Premises, Leasehold Improvements and Trade Fixtures to the extent they are so affected, in accordance with the Tenant's obligations to repair under the provisions of Section 6.2 hereof;

(b)
Rent shall not abate unless the Premises are rendered wholly or partially unfit for occupancy by such occurrence, and in such event, Rent, as of the date of such occurrence shall abate proportionately as to the portion of the Premises rendered unfit for occupancy until thirty (30) days following receipt by the Tenant of the Landlord's notice given to the Tenant as provided in Subsection 10.2(a) hereof, at which time Rent shall recommence;

(c)
If in the opinion of the Architect, such opinion to be given to the Landlord and the Tenant within thirty (30) days of the date of such damage either: (i) thirty percent (30%) or more of the Total Rentable Area of the Office Component; or (ii) thirty percent (30%) or more of the Total Rentable Area of the Warehouse Component, is at any time destroyed or damaged in whole or in part by any cause whatsoever, or by demolition caused or necessitated thereby, notwithstanding that the Premises may be unaffected by such occurrence, the Landlord may, at its option, by written notice to the Tenant, within thirty (30) days of receipt of such opinion of the Architect, elect to terminate this Lease and the Tenant shall within thirty (30) days vacate the Premises and Rent will abate as of the thirtieth (30th) day after the Landlord's notice so long as Tenant has vacated the Premises;

(d)
In repairing, reconstructing or rebuilding the Building or any part thereof, the Landlord may use designs, plans and specifications, other than those used in the original construction of the Building, and the Landlord may alter or relocate, or both, any or all buildings, facilities and improvements, including the Premises, provided that the Premises as altered or relocated shall be substantially the same size and shall be in all material respects reasonably comparable to the Premises; and

(e)
In no event, including termination of this Lease in accordance with the provisions of Subsection 10.2(c) hereof, shall the Landlord be liable to reimburse the Tenant for damage to, or replacement or repair of any Leasehold Improvements, Trade Fixtures or of any of the Tenant's property.

10.3    Architect's Certificate:

It is understood and agreed by the Tenant that wherever a certificate of the Architect is required or deemed appropriate by the Landlord, the certificate of the Architect shall bind the parties hereto as to completion of construction of the Premises and the availability of services, the percentage of the Premises or Building destroyed or damaged and the number of days required to make repairs or reconstruct the state of tenantability of the Premises, and the state of completion of any work or repair of either the Landlord or the Tenant.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

ARTICLE XI ‑ UNAVOIDABLE DELAY

11.1    Unavoidable Delay:

Whenever and to the extent that the Landlord or Tenant shall be unable to fulfil or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any strike, work stoppage, statute, law or order in council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord or Tenant shall be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction and the Landlord or Tenant shall not be entitled to any compensation for any inconvenience, nuisance or discomfort thereby occasioned. The provisions of this Section 11.1 shall not operate to excuse the Tenant from prompt payment of all sums required to be paid pursuant to the terms of this Lease.

ARTICLE XII ‑ LANDLORD'S REMEDIES

12.1    Landlord May Perform Tenant's Covenants:

If the Tenant is in default of any of its covenants, obligations or agreements under this Lease (other than its covenant to pay Rent) and such default shall have continued for a period of ten (10) consecutive days after written notice by the Landlord to the Tenant specifying with reasonable particularity the nature of such default and requiring the same to be remedied (or, if by reason of the nature thereof, such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such ten (10) day period, if the Tenant shall fail to proceed promptly to cure the same or shall thereafter fail to prosecute the curing of such default with due diligence), the Landlord, without prejudice to any other rights which it may have with respect to such default, may remedy such default and the cost thereof to the Landlord together with Interest thereon from the date such cost was incurred by the Landlord until repaid by the Tenant shall be treated as Additional Rent and added to the Rent due on the next succeeding date on which Basic Rent is payable. Notwithstanding the above, if the nature of the default is such that it can be wholly cured in less than ten (10) days, then the Landlord's notice shall stipulate such reasonable lesser period, and if the default is not remedied within the time period set out, the Landlord may remedy the default as set out above.

12.2    Re‑Entry:

When:

(a)	the Tenant fails to pay when due any Rent, and fails to correct such non-payment within five (5) days after receipt of the Landlord’s written notice; ~~whether lawfully demanded or not;~~

(b)
the Tenant is in default of any of its covenants, obligations or agreements under this Lease (other than its covenant to pay Rent) and such default has continued for a period of ten (10) consecutive days (or such shorter period set out in the Landlord's notice as may be reasonable in the circumstances) after written notice by the Landlord to the Tenant specifying with

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

reasonable particularity the nature of such default and requiring the same to be remedied, or, if by reason of the nature thereof, such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such ten (10) day period, if the Tenant has failed to proceed promptly to cure the same or has thereafter failed to prosecute the curing of such failure with due diligence;

(c)
an execution issues against any property of the Tenant or any guarantor or indemnifier of this Lease and remains outstanding for more than ten (10) days, or any receiver of any property of the Tenant or any guarantor or indemnifier of this Lease is appointed, or the Tenant or any guarantor or indemnifier of this Lease becomes insolvent or makes application for relief from creditors under the provisions of any statute now or hereafter in force or, under the Bankruptcy and Insolvency Act, files a notice of intention or a proposal, makes an assignment in bankruptcy, has a receiving order made against it or otherwise becomes bankrupt, or any action, steps or proceedings whatever, are taken with a view to the winding up, dissolution or liquidation of the Tenant or any guarantor or indemnifier of this Lease, or with a view to the restructuring or compromise of any debt or other obligation of the Tenant or any guarantor or indemnifier of this Lease;

(d)	any insurance policy is cancelled or not renewed by any insurer by reason of any particular use or occupation of the Premises;

(e)
the Premises have been abandoned, or have become vacant or have remained unoccupied for a period of five (5) consecutive days without the consent of the Landlord (which consent shall not be unreasonably withheld), or the Premises have been used by any other person or persons other than the Tenant or any person permitted by Article VIII hereof; or

(f)
the Tenant or any company with which the Tenant is affiliated or associated (as those terms are defined in the Business Corporations Act, 1990 of Ontario, or any successor legislation thereto) is in default of any of its covenants, obligations or agreements under any lease or other written agreement between it and the Landlord (as owner or as manager) or any company with which the Landlord is affiliated or associated (as those terms are defined in the Business Corporations Act, 1990 of Ontario, or any successor legislation thereto), and such default shall have continued for such period of time that the Landlord's (or such affiliated or associated company's) remedies have become exercisable thereunder;

then, and in any of such cases, the then current month's Rent together with the Rent for the three (3) months next ensuing shall immediately become due and payable, and at the option of the Landlord the Term shall become forfeited and void, and the Landlord without notice or any form of legal process whatever may forthwith re‑enter the Premises or any part thereof in the name of the whole and repossess the same as of its former estate, anything contained in any statute or law to the contrary notwithstanding. The Landlord may expel all persons and remove all property from the Premises and such property may be removed and sold or disposed of by the Landlord as it deems advisable or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant without the Landlord being considered guilty of trespass or conversion or becoming liable for any loss or damage which may be occasioned thereby, provided, however, that such forfeiture shall be wholly without prejudice to the right of the Landlord to recover arrears of rent and damages for any antecedent default by the Tenant of its

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

covenants under this Lease. Should the Landlord at any time terminate this Lease by reason of any such event, then, in addition to any other remedies it may have, it may recover from the Tenant all damages it may incur as a result of such termination.

12.3    Right to Distrain:

The Tenant agrees that the Landlord shall have the right to distrain for any arrears of Rent without notice to the Tenant, in addition to the other rights reserved to it. For such purpose the Landlord shall have the right to enter the Premises as agent of the Tenant either by force or otherwise without being liable for any prosecution therefor and to take possession of any goods and chattels whatever on the Premises, and to sell the same at public or private sale and apply the proceeds of such sale on account of the Rent or in satisfaction of the breach of any covenant, obligation or agreement of the Tenant under this Lease and the Tenant shall remain liable for the deficiency, if any. Notwithstanding anything contained in the Commercial Tenancies Act (Ontario), or any successor legislation or other statute which may hereafter be passed to take the place of the said act or to amend the same, none of the goods and chattels of the Tenant at any time during the continuance of the Term shall be exempt from levy by distress for Rent and the Tenant hereby waives all and every benefit that it could or might have under such act. Upon any claim being made for such exemption by the Tenant, or on distress being made by the Landlord, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying of distress upon any such goods.

12.4    Landlord May Follow Chattels:

In case of removal by the Tenant of the goods or chattels of the Tenant from the Premises, the Landlord may follow the same for thirty (30) days in the same manner as is provided for in the Commercial Tenancies Act, or any successor legislation or other statute which may hereafter be passed to take the place of the said act or to amend the same.

12.5    Rights Cumulative:

The rights and remedies given to the Landlord in this Lease are distinct, separate and cumulative, and no one of them, whether or not exercised by the Landlord shall be deemed to be in exclusion of any other rights or remedies provided in this Lease or by law or in equity.

12.6    Acceptance of Rent Non‑Waiver:

No receipt of monies by the Landlord from the Tenant after the termination of this Lease shall reinstate, continue or extend the Term, or affect any notice previously given to enforce the payment of Rent then due or thereafter falling due or operate as a waiver of the right of the Landlord to recover possession of the Premises by proper action, proceeding or other remedy; it being agreed that, after the service of a notice to cancel this Lease and after the commencement of any action, proceeding or other remedy, or after a final order or judgment for possession of the Premises, the Landlord may demand, receive and collect any monies due, or thereafter falling due without in any manner affecting such notice, action, proceeding, order or judgment; and any and all such monies so collected shall be deemed payments on account of the use and occupation of the Premises or at the election of the Landlord on account of the Tenant's liability hereunder.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

ARTICLE XIII ‑ STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

13.1    Certification:

The Landlord and Tenant respectively agree that within ten (10) days after a written request therefor, they shall execute and deliver to the other or to such person as may be identified in the written request (but in no event more than twice in any year) a written statement certifying that this Lease is unmodified and is in full force and effect (or if modified stating the modifications and that this Lease is in full force and effect as modified), the amount of the Basic Rent and the date to which it as well as all other charges under this Lease have been paid, whether or not there is any existing default on the part of the Landlord or the Tenant of which the person signing the certificate has notice and giving as well such further information as the person requesting the certificate shall reasonably require.

13.2    Attornment:

If proceedings are brought for foreclosure, or if there is exercise of the power of sale or if there is an entry into possession of the Building or any part thereof pursuant to any mortgage, charge, deed of trust or any lien resulting from any other method of financing or refinancing made by the Landlord covering the Premises and the Building, the Tenant shall attorn to the mortgagee, chargee, lessee, trustee, other encumbrancer or the purchaser upon any such foreclosure or sale and recognize such mortgagee, chargee, lessee, trustee, other encumbrancer or the purchaser as the Landlord under this Lease provided that such mortgagee, chargee, lessee, trustee, other encumbrancer or purchaser grants to the Tenant a non-disturbance agreement in a form reasonably satisfactory to the parties.

13.3    Subordination:

The Tenant shall postpone and subordinate its rights under this Lease to the Mortgagee, and any mortgage or mortgages, or any lien resulting from any other method of financing or refinancing, now or hereafter in force against the Lands and Building or any part or parts thereof as it exists from time to time, and to all advances made or hereafter to be made upon the security thereof, provided that such Mortgagee grants to the Tenant a non-disturbance agreement in a form reasonably satisfactory to the parties.

13.3A    Non-Disturbance Agreement

Provided the Tenant is Fluidigm Canada Inc., or a Permitted Transferee, or an assignee of the Lease consented to by the Landlord, upon the written request of the Tenant, the Landlord shall use its reasonable efforts to obtain, at the Tenant’s sole cost and expense, an agreement from any existing Mortgagee of the Building, in a form reasonably acceptable to such Mortgagee and the Tenant, to the effect that so long as the Tenant performs and observes all of the terms and conditions of this Lease and is not in default under this Lease and provided the Tenant shall attorn to such Mortgagee, the Tenant shall be permitted to remain in possession of the Premises without interruption or disturbance from such Mortgagee; or at the option of such Mortgagee, shall be entitled to obtain a new lease for the unexpired Term of this Lease, on the same terms and conditions as contained in this Lease. The Tenant shall (i) promptly execute such documents as may be required by the Landlord to give effect to the foregoing, and (ii) indemnify the Landlord

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

from and against all reasonable costs including legal costs incurred by the Landlord in connection with obtaining and preparing any such agreement.

13.4    Rights of Mortgagees:
If at any time during the currency of a mortgage of the interest of the Landlord in the Premises or Building, notice of which has been given to the Tenant, the Landlord shall be in default under this Lease and such default would give rise to a right in the Tenant to terminate this Lease, the Tenant, before becoming entitled as against the holder of such mortgage to exercise any right to terminate this Lease, shall give to such Mortgagee notice in writing of such default. Such Mortgagee shall have sixty (60) days after the giving of such notice, or such longer period as may be reasonable in the circumstances, within which to remedy such default, and if such default is remedied within such time the Tenant shall not by reason thereof terminate this Lease. The rights and privileges granted to any such Mortgagee by virtue of this Section shall not be deemed to alter, affect or prejudice any of the rights and remedies available to the Tenant as against the Landlord. Any notice to be given to such Mortgagee shall be deemed to have been properly given if mailed by registered mail to its most recent address of which the Tenant has notice.

ARTICLE XIV ‑ MISCELLANEOUS

14.1    Joint and Several Liability:
If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) sign this Lease as the Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and to perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant is a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several. The Tenant warrants and represents that it is duly formed and in good standing, and has full corporate or partnership authority, as the case may be, to enter into this Lease, and has taken all corporate or partnership action, as the case may be, necessary to make this Lease a valid and binding obligation, enforceable in accordance with its terms.
14.2    Landlord and Tenant Relationship:
No provision of this Lease is intended to nor creates a joint venture or partnership or any other similar relationship between the Landlord and Tenant, it being agreed that the only relationship created by this Lease is that of landlord and tenant.
14.3    Planning Act:
It is an express condition of this Lease that the provisions of the Planning Act, R.S.O 1990 c.P.13 and amendments thereto be complied with.

14.4    No Waiver:
No condoning or waiver by either the Landlord or Tenant of any default or breach by the other at any time or times in respect of any of the terms, covenants and conditions contained in this Lease to be performed or observed by the other shall be deemed to operate as a waiver of the Landlord's or Tenant's rights under this Lease, as the case may be, in respect of any continuing or subsequent default or breach nor so as to defeat or affect in any way the rights or remedies of the Landlord or the Tenant under this Lease, as the case may be, in respect of any such continuing or subsequent default or breach. Unless

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expressly waived in writing, the failure of the Landlord or the Tenant to insist in any case upon the strict performance of any of the terms, covenants or conditions contained in this Lease to be performed or observed by the other shall not be deemed to operate as a waiver of the future strict performance or observance of such terms, covenants and conditions.

14.5    Expropriation:

The Landlord and the Tenant shall co‑operate in respect of any expropriation of all or any part of the Premises or the Lands and Building so that each party may receive the maximum award to which it is entitled in law. If the whole or any part of the Premises or of the Lands and Building are expropriated, as between the parties hereto, their respective rights and obligations under this Lease shall continue until the day on which the expropriating authority takes possession thereof. If, in the case of partial expropriation of the Premises this Lease is not frustrated by operation of governing law and such expropriation does not render the remaining part of the Premises untenantable for the purposes of this Lease, the Tenant and the Landlord shall restore the part not so taken in accordance with their respective repair obligations under the provisions of Article VI of this Lease. In this Section the word "expropriation" shall include a sale by the Landlord to any authority with powers of expropriation, in lieu of or under threat of expropriation.

14.6    Notice:

Any notice required or contemplated by any provision of this Lease shall be given in writing and shall be signed by the party giving the notice, addressed, in the case of the Landlord to its Manager:

Triovest Realty Advisors Inc.
40 University Avenue, Suite 1200,
Toronto, Ontario
M5J 1T1
Attention: President; and

In addition to the foregoing address, for the purposes only of any notice required under Sections 6.14, 6.14A and 6.14 B the Tenant shall also send a copy to:

Triovest Realty Management Inc.
40 University Avenue, Suite 1200,
Toronto, Ontario
M5J 1T1
Attention: Director, Environmental Health & Safety, IRES; and

Triovest Realty Advisors Inc.
5750 Explorer Drive, Suite 402
Mississauga ON L4W 0A9
Attention: Property Manager for 1380 Rodick Road, and

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in the case of notice to the Tenant: Fluidigm Canada Inc. to it at the Premises; with a copy to:

Fluidigm Corporation
7000 Shoreline Court, Suite 100
South San Francisco, CA 94080
Attention: General Counsel

in the case of notice to the Indemnifier to:

Fluidigm Corporation
7000 Shoreline Court, Suite 100
South San Francisco, CA 94080
Attention: General Counsel

delivered or sent by facsimile, ~~or by~~ registered mail, postage prepaid, return receipt requested or overnight/international courier, as applicable. The time of giving of such notice ~~if mailed~~ shall be conclusively deemed to be : (i) if mailed, the fifth (5th) Business Day after the day of such mailing unless regular mail service is interrupted by strikes or other irregularities , (ii) ~~such notice,~~ if delivered or sent by facsimile, ~~shall be conclusively deemed to have been given and received~~ at the time of such delivery or the time of sending by facsimile unless received after 5:00 p.m. in which event such notice shall be deemed to have been given and received on the next Business Day, provided that the sender obtains confirmation of transmission and such notice is also provided by another means, (iii) if by overnight courier (for domestic delivery only), the next Business Day after the notice is deposited with the courier if before 5:00 pm and the following Business Day if after 5:00 p.m., and (iv) if by international courier, the second Business Day after the notice is deposited with the courier if before 5:00 pm and the third Business Day if after 5:00 p.m. If in this Lease two or more persons are named as Tenant, such notice shall be delivered personally to any one of such persons. Either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed. Any notice to be given by the Landlord may be signed and given by the Landlord or by the Manager.
14.7    Net Lease:

It is the purpose and intent of the Landlord and the Tenant that the Basic Rent shall be absolutely net and carefree to the Landlord, so that this Lease shall yield, the Basic Rent specified in each year during the Term without notice or demand, and free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set‑off and under no circumstances or conditions whether now existing or hereafter arising whether beyond the present contemplation of the parties is the Landlord to be expected or required to make any payment of any kind whatsoever or to be subject to any other obligation or liability hereunder. All expenses and obligations of every kind and nature whatsoever relating to the Premises which may arise or become due during the Term of this Lease shall be paid by the Tenant and the Tenant shall indemnify and save harmless the Landlord from all costs of same.
14.8    Non Merger:

There shall be no merger of this Lease nor of the leasehold estate created hereby with the fee estate in the Lands or any part thereof by reason of the fact that the same person, firm, corporation or entity may acquire or own or hold directly or indirectly: (a) this Lease or the leasehold estate created hereby or any

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interest in this Lease or any such leasehold estate; and (b) the fee estate in the Lands or any part thereof or any interest in such fee estate. No such merger shall occur unless and until the Landlord, the Tenant and the Mortgagees (including a trustee for bondholders) shall join in a written instrument effecting such merger and shall duly record the same.

14.9    Lease Entire Agreement:
There are no covenants, representations, warranties, agreements or conditions expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease or the Premises save as expressly set out in this Lease and this Lease constitutes the entire agreement between the Landlord and the Tenant and may not be amended or modified except by subsequent agreement in writing of equal formality executed by the Landlord and the Tenant. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective as a lease only upon execution and delivery thereof by both the Landlord and the Tenant.

14.10    Registration:
The Tenant shall not register this Lease on the title to the Lands. However, the Tenant may register a Notice of Lease on title to the Lands, at its sole cost, provided such Notice of Lease shall describe only the parties, the Premises and the Term. Such Notice of Lease shall be prepared by the Tenant's solicitors, and shall be subject to the prior written approval of Landlord and its solicitors, and shall be registered at the Tenant's expense. Upon expiry or termination of this Lease, the Tenant shall forthwith remove or discharge from title to the Lands any such Notice of Lease.

14.11    Name of Building:
The Tenant shall not refer to the Building by any name other than that, if any, designated from time to time, in writing, by the Landlord, and the Tenant may use such designated name of the Building for the business address of the Tenant but for no other purpose.

14.12    Governing Law:
This Lease shall be governed by and construed in accordance with the laws of the Province of Ontario.

14.13    Survival of Tenant's Covenants:
All agreements, covenants and indemnifications in this Lease made by the Tenant shall survive the expiration or earlier termination of this Lease, anything to the contrary in this Lease notwithstanding.

14.14    Quiet Enjoyment:
The Landlord agrees that upon the Tenant duly paying the Rent hereby reserved and duly observing and performing the agreements, terms and conditions herein on its part to be observed and performed, the Tenant shall and may peaceably possess and enjoy the Premises for the Term without any hindrance, interruption or disturbance from the Landlord. If the Landlord is in default, the Tenant shall not have or exercise any right or remedy with respect thereto unless such default continues for 10 days or such longer period as may be reasonably required in the circumstances to cure such default after notice by the Tenant to the Landlord specifying reasonable details of the default and requiring it to be remedied but in no event may the Tenant withhold, delay, offset or deduct from payments of Rent due under this Lease.

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14.15    Binding on Successors:
This Lease and everything herein contained shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be, of each and every one of the parties hereto, subject to the granting of consent by the Landlord to any Transfer, if required pursuant to the terms of this Lease.

14.16    Limitation on Use:
The Tenant acknowledges and agrees that it will not, nor will it permit the Premises (or any part thereof) to be used for any purpose except the use specifically provided for in this Lease and for no purpose which is not permitted in the Building by any Authority or the Landlord.

14.17    Corporate Ownership:
The transfer or issue by sale, assignment, bequest, inheritance, operation of law, or other disposition, or by subscription, of any part or all of the corporate shares of the Tenant, so as to result in any change in the present effective voting control of the Tenant by the party or parties holding such voting control at the date of commencement of this Lease shall be deemed to be an assignment of this Lease, and the provision of Article VIII hereof shall apply mutatis mutandis. The Tenant shall make available to the Landlord, such books and records of the Tenant for inspection at all reasonable times, in order to ascertain whether there has, in effect, been a change in control.

14.18    Assignment and Subletting:
The terms "assignment", "subletting" and “Transfer” in this Lease shall include the mortgaging or encumbering of this Lease, the Tenant's interest herein or the Premises or any part thereof and the occupation or parting with or sharing possession of all or any part of the Premises by any person, firm, partnership, or corporation, or any group or combination thereof. An assignment or transfer shall be construed so as to include an assignment or transfer by operation of law. "Sublease" means any transaction other than an assignment whereby any right of use, occupancy or possession (whether exclusive, non-exclusive, permanent or temporary) relating to the whole or any part of the Premises is conferred upon anyone (whether immediately, conditionally or contingently) and includes but is not limited to any sublease, sub-sublease, concession, franchise, licence agreement or any other arrangement (such as but not limited to a management agreement) conferring any such right of use, occupancy or possession and whether or not Tenant is a party thereto.

14.19    Several Liability:
If two or more corporations, partnerships or other business associations (or any combination of two or more thereof) constitute the Landlord in this Lease, the liability of each such corporation, partnership or other business association hereunder is several. In the event of default by the Landlord under this Lease, the Tenant agrees that should it proceed against such corporations, partnerships or other business associations, it shall do so only in accordance with their several interests, as they may be from time to time.

14.20    Time of the Essence:
Time shall be of the essence for this Lease and for every part hereof.

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14.21    Counterparts:
This Lease may be executed in any number of counterparts. Each executed counterpart shall be deemed to be an original and all executed counterparts taken together shall constitute one agreement. Each of the parties hereto may execute this agreement by signing any such counterpart. This Lease may also be executed either in original, faxed and/or PDF form and the parties shall adopt any signatures received by a receiving fax machine and/or by PDF as original signatures of the parties.

ARTICLE XV ‑ DEFINITIONS ‑ INTERPRETATION

15.1    Definitions:
In this Lease, unless there is something in the subject matter or context inconsistent therewith:
"Additional Rent" means the Proportionate Share of Realty Taxes and Operating Costs, payments for Utilities and light fixtures, and all other payments for Additional Services, and such other sums, excluding Basic Rent, otherwise payable by the Tenant in accordance with the terms of this Lease.

"Additional Services" means any service and/or supervision provided to the Tenant and supplied by the Landlord or by anyone authorized by the Landlord and not otherwise expressly provided for as a standard service under this Lease, including by way of example, steam cleaning of carpets, moving furniture, alterations to Leasehold Improvements, or providing air‑conditioning or ventilation for periods in excess of Normal Business Hours are each Additional Services.

"Architect" means the architect, surveyor or engineer from time to time appointed by the Landlord.

"Authority" means the federal, provincial, and municipal governments, the courts, administrative and quasi-judicial boards and tribunals and any other organizations or entities with the lawful authority to regulate, or having a power or right conferred at law or by or under a statute over, the Landlord, the Tenant, the Building, the Lands or the Premises including the businesses carried on therein;
"Basic Rent" means the basic rent payable by the Tenant pursuant to this Lease.

“BOMA” means the Standard Method for Measuring Floor Area in Office Buildings - American National Standard, as approved June 7, 1996 and known as BOMA ANSI Z65.1-1996.

"Building" means the buildings, structures, and improvements from time to time during the Term erected on the Lands together with all fixtures, sprinklers, elevators, escalators, heating, ventilating, air‑conditioning and mechanical and electrical equipment and machinery and water, gas, sewage, telephone and other communication facilities and electrical power services and Utilities comprised therein, belonging thereto, connected therewith or used in the operation thereof, and now or hereafter constructed, erected and installed therein and thereon, and all alterations, additions, and replacements thereto, and includes the Common Areas but excludes all Leasehold Improvements made, constructed, erected or installed therein by or on behalf of any tenant of premises therein. The municipal address of the Building is 1380 Rodick Road, Markham, Ontario.

"Business Day" means Monday to Friday of each week excluding statutory and civic holidays.

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"Capital Tax" means any tax or taxes payable by the Landlord to any taxing authority based upon or computed by reference to the value of the Building, or the capital or place of business of the Landlord and includes, without limitation, provincial capital tax and federal large corporations tax as now existing and as modified or supplemented from time to time. If the system of capital taxation shall be altered such that any new capital tax shall be levied or imposed in substitution for or in addition to Capital Tax from time to time levied or imposed, then any such new tax or levy shall be deemed to be Capital Tax or included in Capital Tax.

"Capital Tax for the Building" for any fiscal period means the amount calculated by multiplying the aggregate book value to the Landlord of the Lands and Building (and all equipment used in connection therewith) by the applicable Capital Tax rate imposed, from time to time, by the taxing authority having jurisdiction. Aggregate book value shall be net of depreciation and amortization, for financial statement purposes and determined as at the end of such fiscal period. The parties acknowledge that Capital Tax for the Building is an approximation based upon the concept of Capital Tax, and is not necessarily the actual Capital Tax paid or payable by the Landlord in respect of the Building. If the calculation of Capital Tax changes, then the Landlord may adjust its calculation of such amount to reasonably reflect such change.

"Common Areas" means:

(i)
all common areas and facilities within the Building from time to time furnished or designated (and which may be changed) by the Landlord for the use in common, in such manner as the Landlord may permit, by tenants of premises in the Building and all others entitled thereto including, without restricting the generality of the foregoing, lobbies, corridors, together with washrooms, fan rooms, janitors' closets, electrical closets and other closets not situate within the demising line of any premises in the Building, and excluding parking spaces, pipes, wires, ducts, conduits and other elements of Building Systems; and

(ii)
all of the Lands described in Schedule "A" hereto, not for the time being demised by the Landlord and not covered by any building (other than service buildings) available for the general benefit of all tenants of the Building and including without restricting the generality of the foregoing, parking areas, access roads, driveways, sidewalks and landscaped areas.

"Contaminant" means any solid, liquid, or gaseous substance, any Hazardous Waste, any Toxic Substances, any odour, heat, sound vibration, radiation or combination of any of them that may, if Discharged, have an adverse effect on the environment or on people, property or the normal conduct of business;

"Discharge" means any spill, release, escape, emission, leak, pumping, pouring, emptying, discharge, injection, migration, disposal or movement of a Contaminant into the environment, the indoor or outdoor air, into or onto the ground, into the surface water or ground water, into the sewers or any watercourse, or into, onto or from the Premises or the Building.
"Environmental Law" means any statute, regulation, policy, directive, order, bylaw, ordinance, ruling, certificate, guideline, consent, approval and other legal requirement of any governmental Authority (whether federal, provincial or municipal), as well as any common law obligations or

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requirements now or hereafter amended and in force relating in any way to the environment or health matters, occupational health and safety, transportation of dangerous goods, or the sale, storage, manufacture, disposal, use or any other dealings with any Contaminants, which affect the Premises or the Building or the Lands;

"Fiscal Period" means the period designated as such from time to time by the Landlord.

"Hazardous Waste" means any hazardous waste, hazardous product, deleterious substance, special waste, liquid industrial waste, microbial matter, dangerous goods or substance which is controlled or regulated under Environmental Law. For ease of reference, this includes, but is not limited to, any waste which is composed in whole or in part of substances which are: (i) corrosive, (ii) ignitable, (iii) pathological, (iv) radioactive, (v) reactive, or (vi) toxic; and liquid waste, whether or not from a commercial or industrial process, that cannot lawfully be disposed of through the municipal sewers.

"Interest" or "Interest Rate" means interest at a rate equivalent to three (3%) per cent per annum in excess of the prime lending rate of The Canadian Imperial Bank of Commerce, Main Branch, Toronto Ontario (or its successors) where the prime lending rate of such bank means the rate of interest (now commonly known as that Bank's "prime rate"), expressed as a rate per annum, charged by such bank in Toronto on demand loans made by it in Canadian dollars at such time.

"Lands" means the lands described in Schedule "A" annexed hereto as supplemented or diminished from time to time by the Landlord.

"Landlord's Improvements" means improvements to be constructed or installed in or to the Premises by the Landlord in accordance with the Landlord's working drawings prepared for the construction of the Building. By way of example, and without limiting the generality of the foregoing, Landlord's Improvements include ceilings, lighting, and window covering systems originally installed by the Landlord and standard to the Building. Any Landlord's Improvements from time to time modified by or on behalf of the Tenant so as to no longer be standard to the Building shall be considered Leasehold Improvements. Landlord's Improvements shall not include any Leasehold Improvements installed by the Landlord on behalf of the Tenant or a previous occupant of the Premises.
"Lease" means this document as originally signed, sealed and delivered and as amended, from time to time, which amendments shall be in writing, signed, sealed and delivered by the Landlord and Tenant.
"Leasehold Improvements" means all items generally considered to be leasehold improvements, including, without limitation, all fixtures, equipment, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Premises, including, without limitation, any stairways for the exclusive use of the Tenant, all fixed partitions, light fixtures, plumbing fixtures, however affixed and whether or not movable, and all wall-to-wall carpeting other than carpeting laid over finished floors and affixed so as to be readily removable without damage, and all water, electrical, gas and sewage facilities, all heating, ventilating and air-conditioning equipment and facilities exclusively serving the Premises all telephone and other communication wiring and cabling leading from the base building distribution

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panel to facilities located in the Premises, all cabinets, cupboards, shelving and all other items which cannot be removed without damage to the Premises; but excluding Trade Fixtures, furniture, unattached or free-standing partitions and equipment not in the nature of fixtures.

"Manager" means Landlord's authorized manager for the Building who may be changed from time to time and who is Triovest Realty Management Inc. at the date of signing this Lease.

"Mortgagee" means the Landlord's mortgagee(s) from time to time with respect to the Lands, the Building and/or this Lease, and includes a trustee for bondholders.

"Normal Business Hours" means the hours from 8:00 a.m. to 6:00 p.m. on Monday to Friday of each week except any statutory holiday or civic holiday in the City of Toronto, or the Province of Ontario.

“Office Component” means the portion or portions of the Building that Landlord reasonably designates from time to time to be used for office purposes, as may be expanded, altered or reduced from time to time, together with those portions of the Common Areas that exclusively serve those areas, and in which the Office Premises are situated.

“Office Premises” means the office space, cross hatched in blue on Schedule "B" of this Lease, designated as Suites 400 and 401, located on the fourth floor of the Office Component and having a Rentable Area of thirty thousand and nineteen (30,019) square feet.

"Operating Costs" means the total direct and indirect cost and expense, incurred, or accrued, whether by the Landlord, or by others on behalf of the Landlord, and allocated by the Landlord to the discharge of its obligations under this Lease, or incurred or accrued with respect to the ownership, supervision, maintenance, operation, cleaning, insuring, improvement, repair and replacement to the Lands and the Building, including without limiting the generality of the foregoing the total annual cost and expense of:

(i)
insurance maintained by the Landlord with respect to the ownership and operation of the Lands and the Building including without limitation the cost of insuring the Building and the Lands with such forms of coverage and in such amounts as the Landlord, or its Mortgagees may, from time to time determine, including, without limitation, costs and premiums paid for insurance against any risks of physical loss or damage to property of the Landlord on a replacement cost basis, boiler, pressure vessels, air‑conditioning equipment and miscellaneous electrical apparatus insurance on a broad form blanket coverage repair and replacement basis, loss of insurable gross profits and loss of rental income attributable to all perils reasonably insured against by the Landlord or commonly insured against by prudent landlords, third party liability hazards including exposure to personal injury, bodily injury and property damage on an occurrence basis including insurance for all contractual obligations and covering also actions of all authorized employees, subcontractors and agents while working on behalf of the Landlord, and any other forms of insurance as the Landlord or its Mortgagees may reasonably require from time to time for insurable risks and in amounts against which a prudent owner of a first‑class office building in the City of Markham would protect himself;

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(ii)	warranties and guarantees;

(iii)
complete maintenance and janitorial service for the Building and Lands (excluding janitorial services for the interior of the Warehouse Premises), including snow removal, window cleaning, garbage and waste collection and disposal, the cost of operating and maintaining any merchandise holding and receiving areas and truck docks, and the cost of interior and exterior landscaping;

(iv)
elevator maintenance, lighting, public and private Utilities (net of the amounts chargeable under Section 4.5 hereof), together with the cost of energy management programmes and the cost of maintaining any signs considered by the Landlord to be part of the Common Areas;

(v)	policing and supervision;

(vi)
salaries, termination and severance costs of all personnel employed to carry out supervision, maintenance and service operations, (including contributions towards usual fringe benefits, unemployment insurance, pension plan contributions and similar contributions), and to the extent such personnel are not engaged full time to perform such supervision, maintenance and service operations, then only such portion of their salaries as is attributable to such on‑site performance;

(vii)	the rental of any equipment and signs, and the cost of building supplies, used by the Landlord in the maintenance and operation of the Lands and the Building;

(viii)	heating, air‑conditioning and ventilation of the Building;

(ix)
repair, maintenance and operation of the Lands and the Building and the repair, replacement, maintenance and operation of the mechanical, electrical, plumbing, heating, air‑conditioning and any communications equipment appurtenant thereto;

(x)	operation of parking garages;

(xi)	all business taxes, if any, from time to time payable by the Landlord, on account of its ownership or operation of the Lands and Building but excluding income tax of the Landlord;

(xii)	legal fees as reasonably attributable to the daily operation of the Lands and Building but excluding legal fees for lease enforcement and leasing of the Lands and Building;

(xiii)	all fees and expenses incurred by the Landlord in connection with actions taken by the Landlord to appeal property assessments for the Lands and Building;

(xiv)	accounting and computing services and audit fees in connection with the calculations and tabulations of amounts referred to in this Lease;

(xv)	security services, if any, undertaken by or on behalf of the Landlord;

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(xvi)	depreciation and amortization of capital costs as determined in accordance with generally accepted accounting principles for:

A.	the costs of all maintenance and cleaning equipment and Landlord's utility meters;

B.	the costs incurred for all other fixtures, furniture, replacement of finishes in the Common Areas, equipment, and facilities serving the Building;

C.	the costs, together with Interest, of equipment modification or improvements of the Building, amortized over their useful life, as determined by the Landlord; and

D.
the costs incurred by the Landlord in complying with any laws including Environmental Laws pertaining to the operation of the Lands and Building, and all costs incurred pursuant to Section 6.4(b) to (e) inclusive hereof together with Interest;

(xvii)	Capital Tax including Capital Tax for the Building;

(xviii)	a management fee which shall be an amount equal to fifteen percent (15%) of the aggregate of all Operating Costs other than this management fee; and

(xix)
actual costs related to the staffing and operation of a regional or on‑site administrative office serving the Building, including the fair rental value (having regard to rentals prevailing from time to time for similar space) of space occupied by the Landlord's employees for day to day administrative and supervisory purposes relating to the Building. In the case of a regional office, the costs will be apportioned among the buildings served by it on a pro rata basis.

Notwithstanding anything to the contrary contained in this Lease, the parties acknowledge and agree that the Tenant shall be responsible for janitorial services for the interior of the Warehouse Premises, at its sole cost and expense.
If the Landlord decides not to charge the full amount of any one or more of the foregoing costs and expenses in the year in which it is incurred, then any such uncharged portions may be charged in any subsequent years and there shall be included, interest at the Interest Rate on the uncharged portion of such costs and expenses from time to time outstanding. Indirect and offsite costs shall be determined and allocated by the Landlord to Operating Costs in accordance with the provisions of this Lease. Where any amount, cost or expense is to be determined, allocated, apportioned or attributed under any provision of this Lease, the Landlord shall do so and shall act reasonably in determining and applying criteria which are relevant to doing so and the Landlord may retain engineering, accounting, legal and other professional consultants to assist and advise in doing so. If the Lands and Buildings contain office, warehouse, retail or residential components then Landlord shall allocate Operating Costs between the various components depending upon the Landlord's determination of the amounts attributable to each component.

Provided that if the Building is not fully occupied for any period within the Term, the Operating Costs which vary with the level of occupancy of the Building (for example, the cost of janitorial services) may be adjusted to reflect full occupancy.

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And provided further, Operating Costs shall not include the following, except to the extent set out above:

(1)	commissions, advertising costs, or legal expenses, in connection with leasing the Lands and Building or any part thereof;

(2)	the cost of painting, repainting, decorating, or redecorating, or of providing special cleaning services for any occupant of any space in the Building, other than the Premises;

(3)	the cost of any insurance premiums for plate glass insurance;

(4)
the cost of any insurance premiums to the extent that the Tenant is obliged to reimburse the Landlord for the cost of such premiums pursuant to any provision of this Lease and/or to the extent that any other tenant of the Building would be obligated to reimburse the Landlord for the cost of such premiums pursuant to any provision of such tenant's lease other than, in each case, pursuant to provisions similar to Section 4.4 of this Lease;

(5)
expenses incurred by the Landlord in respect of charges directly chargeable to other tenants of the Building including for electricity used by other tenants of the Building for lighting or for the operation of business equipment and machinery within such tenants' premises, or expenses incurred with respect to the repair of damage to the Building and Lands, all to the extent that the Landlord received direct and specific reimbursement therefor by other tenants of the Building or from the proceeds of insurance;

(6)	the expenses incurred by the Landlord in respect of installation of other tenants' improvements;

(7)	interest and principal on mortgages and capital cost allowance on the Building;

(8)
any costs relating to aerials, antennae, cables, machinery, equipment, installations, or other forms of communications equipment not part of the operation of the Building as a first‑class office building, or installed at the request of and for the limited or specific use of any person whether occupying space in the Building or not;

(9)	any amounts directly and specifically chargeable to other tenants for services, costs and expenses solely attributable to the accounts of such tenants; and

(10)
the cost to remove, remediate or contain any Contaminants in the Building or Lands that exist prior to the date that the Premises were turned over to the Tenant for it to commence its fixturing that the Landlord is required at law to remove, remediate or contain but this shall not preclude the Landlord from including “Acceptable Remediation Costs” in Operating Costs The term “Acceptable Remediation Costs” means those costs incurred in connection with the removal, remediation or containment of any substance or material that was not, at the time of its introduction or incorporation into the Building or Lands, regulated under any Environmental Laws but which

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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subsequently does become so regulated as the result of a change in legislation. For greater certainty, there is no limitation on the Landlord under this exclusion in respect of any Contaminants that were incorporated into the Building or Lands after the date that the Premises were turned over to the Tenant.

"Premises" means and shall be deemed to include (except where such meaning would be clearly repugnant to the context) the space demised and all Leasehold Improvements and Alterations therein. The space demised shall consist of the area shown cross hatched in blue on Schedule "B" and Schedule “B-1” attached hereto and shall be bounded by the unfinished interior surfaces of the perimeter walls and windows, the unfinished surfaces of interior load-bearing walls, the unfinished top of the floor slab and the unfinished bottom of the floor slab of the floor above excluding, however, any stairs and other areas within said boundaries which are not included in the calculation of Rentable Area and excluding pipes, wires, ducts, conduits and other elements of the Building systems constructed and installed by or for the Landlord including, without limitation, the HVAC system.

"Proportionate Share" means the proportion which the Rentable Area of the Premises is of the Total Rentable Area of the Building. If the Landlord determines that any component of Operating Costs is attributable to only part of the Building, then those costs may be divided only by the Rentable Area to which those costs are so determined to be attributable. Should Landlord determine that any component of Operating Costs is not attributable to the Premises, the Tenant shall remain responsible for payment of its Proportionate Share of that component of Operating Costs, as it relates to Common Areas.

"Realty Taxes" means all real estate, municipal or property taxes (including local improvement rates), levies, rates, duties, and assessments whatsoever imposed upon or in respect of any real property from time to time by any Authority, which may be levied or assessed against the Lands and Building, or the Landlord, or the owners of the Lands and Building, and any and all taxes which may, in the future, be levied on the Lands, the Building or the Landlord due to its ownership thereof in lieu of realty taxes or in addition thereto and the cost to Landlord or the owners of appealing such levies, rates, duties and assessments. Should the Lands and Building not be fully occupied or assessed as a commercial property for determination of Realty Taxes in any calendar year, then the Landlord shall adjust the Realty Taxes to an amount that would have been determined if the Building and Lands were fully occupied and assessed as a commercial property.

"Rent Commencement Date" is as defined in Section 1.9 hereof.

"Rent, rent, Rental or rental" means all payments and charges payable by the Tenant pursuant to this Lease, including without limitation the Basic Rent and the Additional Rent.

"Rentable Area" of any: (i) portion of the ~~Building~~ Office Component means the rentable area of floor areas determined in accordance with BOMA and adjusted from time to time to take account of any structural, functional or other change affecting same; and (ii) portion of the Warehouse Component means the rentable area of floor areas determined in accordance with BOMA/ SIOR 2009 Method B and adjusted from time to time to take account of any structural, functional or other change affecting same.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

"Rental Taxes" means any tax or duty imposed upon the Landlord or the Tenant which is measured by or based in whole or in part upon the Rent payable under this Lease, whether existing at the date hereof or hereinafter imposed by any level of governmental authority, including without limitation, goods and services tax (if applicable), harmonized sales tax, consumption tax, value added tax, multi-stage tax, business transfer tax, sales tax, federal sales tax, excise taxes or duties, or any tax similar to any of the foregoing.
“Rules and Regulations” means the Rules and Regulations referred to in Section 2.3 of this Lease.
"Schedules" means the schedules appended to this Lease comprising:

Schedule A -    Legal Description

Schedule B -	Floor Plan showing Office Premises

Schedule B-1 -	Floor Plan showing Warehouse Premises
Schedule C -    Landlord's and Tenant's Work
Schedule C-1    Demolition Plans
Schedule D -    Rules and Regulations
Schedule E -     Special Provisions     Allowance
Tenant’s Right To Terminate Lease
Option To Extend Lease
Right of First Offers
Parking
Generator
Existing Furniture
Landlord’s Representations & Warranties
Schedule F - Fourth Floor ROFO Space Floor Plan
Schedule G - Warehouse First Offer Space Floor Plan
Schedule H - Contaminants List
Schedule I - Indemnity Agreement

"Tenant" includes the tenant named in this Lease and its respective successors and assigns, as the case may be.

“Tenant Parties” collectively and individually includes any of the Tenant’s subtenants, directors, officers, agents, contractors, employees, servants, licensees, concessionaires or invitees of the Premises, the Lands or the Building or of anyone permitted to be on the Premises by the Tenant.
"Term" means the initial term of this Lease as set out in Section 1.5 hereof, any renewal or extension term and any overholding period.

"Term Commencement Date" is defined in Section 1.5 hereof.

"Total Rentable Area of the Building" means the total sum of: (i) the aggregate of the Rentable Areas of each floor in the ~~Building~~ Office Component, determined in accordance with BOMA and adjusted from time to time to take account of any structural, functional or other change affecting the

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

same (the “Total Rentable Area of the Office Component”); and (ii) the aggregate of the Rentable Areas of each floor in the Warehouse Component determined in accordance with BOMA/ SIOR 2009 Method B, and adjusted from time to time to take account of any structural, functional or other change affecting the same (the “Total Rentable Area of the Warehouse Component”).

"Toxic Substances" means any substance which is listed on the List of Toxic Substances prescribed under the Environmental Protection Act (Canada) (as amended from time to time, or any replacement legislation), or is designated to be toxic or hazardous by an Authority.

"Trade Fixtures" means all items generally considered to be trade fixtures, including, without limitation, computers, and business equipment, built-in fridges, stoves, walk-in coolers, counters, bars, chairs, stools, tables, banquettes, racks, or any other equipment or fixtures used by the Tenant in its business, any of which have been installed in the Premises by or on behalf of the Tenant , but notwithstanding the foregoing, Trade Fixtures shall not include any Leasehold Improvements, any part of the electrical, plumbing, mechanical, sprinkler, heating, ventilating or air-conditioning equipment or systems, or any floor coverings, wall coverings or any part of the ceiling, whether or not installed by the Tenant or Landlord.

“Usable Area” means, in the case of premises consisting of part of a floor other than the ground floor of the Buildings, the floor area determined in accordance with BOMA and adjusted from time to time to take account of any structural, functional or other change affecting same.

"Utilities" means water, gas, fuel, electricity, telephone, waste disposal and other utilities or services or any combination thereof other than HVAC.

“Warehouse Component” means the portion or portions of the Building that Landlord reasonably designates from time to time to be used for warehouse purposes (including office space ancillary thereto), as may be expanded, altered or reduced from time to time, and in which the Warehouse Premises are situated.

“Warehouse Premises” means the warehouse space cross hatched in blue on Schedule “B-1” of this Lease, located on the ground floor, in the Warehouse Component, comprised of a Rentable Area of approximately eleven thousand, one hundred and twenty-six (11,126) square feet.

15.2    Interpretation:

(a)
In this Lease "herein", "hereof", "hereunder", "hereinafter" and similar expressions refer to this Lease and not to any particular paragraph, section or other portion thereof, unless there is something in the subject matter or context inconsistent therewith;

(b)	All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof;

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

(c)
Should any provision of this Lease be illegal or unenforceable, it shall be considered separate and severable from this Lease, and the remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision had never been included;

(d)	The captions appearing in this Lease have been inserted for convenience and reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

(e)	The Schedules are an integral part of this Lease.

IN WITNESS WHEREOF the Landlord has executed this Lease on the 18th day of August, in the year 2015.

LANDLORD: RODICK EQUITIES INC.

Per: /s/ Julian Aziz
Name: Julian Aziz
Title: Authorized Signing Officer

Per: /s/ Frank Del Vescovo
Name: Frank Del Vescovo
Title: Authorized Signing Officer

I/We have authority to bind the Corporation

IN WITNESS WHEREOF the Tenant has executed this Lease on the 17th day of August, in the year 2015.
TENANT: FLUIDIGM CANADA INC.
Per: /s/ Gajus V. Worthington
Name: Gajus V. Worthington
Title: Chief Executive Officer

Per: /s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer
I/We have authority to bind the Corporation

Signature page continued on page 61

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF the Indemnifier has executed this Lease on the 17th day of August, in the year 2015.
INDEMNIFIER: FLUIDIGM CORPORATION

Per: /s/ Gajus V. Worthington
Name: Gajus V. Worthington
Title: Chief Executive Officer

Per: /s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer
I/We have authority to bind the Corporation

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “A”

LEGAL DESCRIPTION

PIN No. 03045-0200 LT

Parcel 1-1, Section 65M-2495, being Block 3, Plan 65M-2495, Town of Markham

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

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SCHEDULE “B”

FLOOR PLAN OF THE OFFICE PREMISES
(for illustrative purposes only)

AREA 402
VACANT
SERVER ROOM
AREA 403
OCCUPIED
AREA 404
OCCUPIED
MECH. ROOM
WOMEN
JAN
MEN
AREA 401
OCCUPIED
MECH. RM
MECH. RM
TEL. RM
WOMEN
MEN
JAN
AREA 400
OCCUPIED

AREA SUMMARY

AREA No.		RENTABLE AREA
400		23,571 S.F.
*401		6,448 S.F.
402		7,567 S.F.
403		
404		
TOTAL		

R/U RATIO = 1.186255

ABOVE INFORMATION ESTABLISHED ACCORDING TO BOMA / ANSI Z65.1 1996.

*NOTE: AREA 401 INCLUDES THE MGIC SERVER ROOM

USABLE AREA

VERTICAL PENETRATIONS

FLOOR COMMON AREA

DEMISING WALL

0 40 80 FT.

TRIOVEST

APPROXIMATE NORTH

PROJECT NAME

1380 RODICK ROAD MARKHAM, ONTARIO

DRAWING NAME

FOURTH FLOOR AREA SUMMARY

SCALE
AS NOTED

DATE
NOVEMBER 19, 2013

DRAWING NO.
R4

© 2013 Space Database Inc. All Rights Reserved

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “B-1”

FLOOR PLAN OF THE WAREHOUSE PREMISES

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE "C"

LANDLORD'S AND TENANT'S WORK

LANDLORD'S WORK

Save and except for the Landlord’s Work specifically set-out below which will be completed on a “once only” basis, the Tenant accepts the Premises on an “as is” basis. Only those items enumerated below as Landlord’s Work will be provided and installed by the Landlord in the Premises at its expense in accordance with the Landlord’s choice of materials. All other work required for the Premises will be provided and installed by the Tenant at its expense.

The Landlord shall complete the following work prior to delivery of the Premises;

[*****].

(Collectively the “Landlord’s Work”)

TENANT'S WORK

The Landlord acknowledges and permits that the Tenant’s work will include but not be limited to the items listed below. At the Landlord’s option, any structural work may be performed by the Landlord’s contractors, subject to approval by the Tenant, which shall not be unreasonably withheld. All structural work shall be subject to any and all governmental approvals and pursuant to the Lease and not exceed the specifications set out herein.

Subject to review and approval of detailed drawings by the Landlord and receipt of all permits required for such installation, the Tenant shall complete the following work and installations on the Premises, Building and Lands:

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

(a)
Install a 2000 litre liquid Argon tank (the “Tank”) to be mounted on an twelve (12) feet by thirteen (13) feet ground level concrete pad complete with secure fencing and concrete bollards. The exact location of the Tank installation shall be determined by the Landlord at it sole discretion;

(b)	Install 1” wide copper piping from the external Argon Tank into the Warehouse Premises and up to the Office Premises;

(c)
Install rooftop ventilation equipment for the laboratory fume hoods and Tenant equipment to be located in the Warehouse Premises and the Office Premises. The exact location and size will be determine by the Landlord’s structural and mechanical engineers and subject to the Landlord’s approval;

(d)
Install one (1) rooftop recirculation chiller for laboratory equipment in a location and size will be determine by the Landlord’s structural and mechanical engineers and subject to the Landlord’s approval;

(e)
Install drain and water lines from the existing DWV stack and water supplies to new laboratories location in the Office Premises. Tenant may be required to access the third floor ceiling plenum to complete its installation;

(f)	Install network cabling from the fourth floor telco room to the ground floor Warehouse Premises, and

(g)	Install new six feet by seven feet (6’ x 7’) double doors from the warehouse office space to the Warehouse Premises as shown on Schedule “C-1”.

All Tenant work is subject to the requirements of the attached "Tenant Construction Regulations". The Tenant shall, at its expense, complete the Premises in accordance with the standards of a first class office building using new materials, including but not limited to the installation of:

1.	Flooring Finish:
The flooring must be approved by the Landlord.

2.	Ceiling Tiles:
Any installation or relocation of ceiling tiles is at Tenant's expense.

3.	Interior Partitions:
All interior partitioning including the finishing thereof complete with millwork and fixtures.

4.	Elevator Lobbies:
Where a tenant leases the whole office floor, the finishing of the lobby floor, walls and ceiling, mechanical, electrical, and lighting services shall be at the tenant's expense, including floor finishes to washrooms if required.

5.	Signs:
Tenant signage proposals must be presented to the Landlord for written approval. Only those signs which are compatible with the Building and are tasteful in size, colour and logo will be approved.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

6.	HVAC & Plumbing:
Any modification to the Landlord's mechanical or electrical system required by the Tenant at the Tenant's expense, including an air balancing report as performed by the Landlord's designated contractor and reviewed and approved by the base building mechanical consultant.

7.	Sprinklers &Fire Hose Cabinets:
Any modification to the Landlord's fire safety systems as may be required by those authorities having jurisdiction, shall be performed by the Landlord's base building contractor at the Tenant's expense.

8.	Power:
All power distribution within the Premises distributed through partitions to be carried out at the Tenant's expense. The Landlord will supply and install in the meter socket provided, a kilowatt hour demand meter at the Tenant's expense.

9.	Light Fixtures:
All additional light fixtures, of any type, and relocation of base building light fixtures as required by the Tenant are at the Tenant's expense.

10.Telephone:
Telephone conduit, wiring and equipment required to serve the Premises distributed through partitions to be carried at the Tenant's expense.

11.Fire Alarm System:
Any modification to the Landlord's fire alarm and life safety system as may be required by those authorities having jurisdiction, shall be performed by the Landlord's base building contractor at the Tenant's expense.

12.Building Automation System:
Any modifications to Building controls required as a result of Tenant modifications shall be carried out exclusively by the Landlord's base building contractor at the Tenant's expense.

13.Washroom Fixtures:
Any additions to the number of washroom fixtures required by code and the Tenant's staff population.

14.Additional Requirements:
Any additional requirements of the Tenant over those specified in the Schedule "C" are at the Tenant's expense.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

TENANT CONSTRUCTION REGULATIONS

Based on the Landlord's experience and in order to incur the least amount of inconvenience to all concerned, the following rules and regulations are applicable to all tenants upon starting their construction work. These regulations will be enforced to ensure no interruption by tenant contractors to other businesses or public movement.

COMMENCEMENT OF TENANT'S WORK

Unless otherwise expressly permitted or required by the Landlord, no Tenant's Work may commence and the Tenant may not have possession of the Premises until the following conditions are satisfied:

•	The Landlord has approved the Tenant’s Plans and Specifications;

•	The Tenant has submitted a construction schedule to the Landlord outlining key dates for the design, construction and move-in activities;

•
All necessary approvals and permits of municipal and other governmental authorities having jurisdiction over Tenant's Work (or any other person whose approval is required) have been obtained, including without limitation The Ministry of the Environment and Climate Change (Ontario);

•	The Tenant has provided the Landlord with proof of its placement of fire, liability, and other insurance with insurers, to limits and on terms as the Landlord reasonably requires;

•	The Landlord has approved the Tenant's contractors and subcontractors;

•	The Landlord has notified the Tenant in writing of the date the Premises are ready for commencement of Tenant's Work and upon which the Tenant is to take possession; and

•	The Lease and Indemnity Agreement has been fully executed.

Working
Drawings: The Landlord shall submit an outline plan of the Premises to the Tenant and the Tenant shall within sufficient time so as not to delay the commencement of the Term of the Lease, prepare and submit to the Landlord for approval one set of sepias and six complete sets of working drawings, CAD drawings and specifications for the Tenant's Improvements, as prepared by a qualified interior designer and engineer, both to be approved by the Landlord. The Tenant's submission shall include:

1.	Floor Plan(s) - showing location and construction of all partitions and fixed elements relative to demising partitions, including floor finishes.

Scale: 1/8" = 1'-0".

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

2.
Reflected Ceiling Plan - indicating any modification or relocation to Landlord's base building's equipment and fixtures as well as installation of new lights, sprinkler heads, HVAC diffusers, ceiling finishes, exit and emergency lights and access panels as required.

Scale: 1/8" = 1'0".

3.	Interior Elevations and Details - including interior finish schedule, wall assemblies, floor finishes, millwork and fixtures.

Scale: 1/8" = 1'0".

4.
Electrical and Telephone Plan - including specifications and performance characteristics of all fixtures, HVAC wiring and controls and/or any modification and additions to Landlord's base building equipment and fixtures. They should also indicate total connected electrical loads schematic of services and panels.

Scale: 1/8" = 1'-0".

5.
Plumbing and Mechanical Plan - including specification and performance characteristics of all equipment and connections to the base building services, duct and diffuser layout and/or any modifications or additions to Landlord's base building equipment and services. They should also indicate existing, relocated and new sprinkler head locations, plumbing layouts, ventilation and air conditioning requirements and heat gain/loss calculations.

6.	Sample Board of Finishes - indicating material and colour sample for finishes for walls, floors, ceilings and millwork etc. Sample board size to be 8-1/2" x 14" maximum.

7.	Specifications and Details - as required if not included on the appropriate drawings.
Approvals: No work for which drawings and specifications are required shall be commenced by the Tenant until said drawings and specifications have been approved in advance in writing by the Landlord and until the Tenant has secured approval thereof from every governmental Authority having jurisdiction and submitted proof of such approval to the Landlord. Under no circumstances shall the Tenant, its employees, its contractors, or its contractors' employees make any opening in the floors or walls of the Building (other than the Tenant's interior partitions) without the prior written approval of the Landlord.
Permits: The Tenant is responsible for obtaining, at its own expense, all approvals and/or permits pertaining to its space from all authorities having jurisdiction prior to commencement of construction. Building permits are obtained from the City of Markham.
A copy of the Tenant’s Plans and Specifications which the Landlord has approved, along with the building permit, must be kept on the site for the duration of the work and be available for viewing by the Landlord's representative at all times.
All approvals and permits should be posted in a visible location.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

The Tenant must immediately correct any work which does not meet with the approval of the Building Inspector, notwithstanding the fact that the Tenant's Plans and Specifications have been approved previously by the appropriate governmental authorities and the Landlord. Any revisions to the Plans and Specifications requested by such authorities must be brought to the attention of the Landlord immediately. Should the Tenant unduly delay the required correction, the Landlord may make the correction at the Tenant's cost.

Contractor's
Insurance: Prior to the commencement of the Tenant's Work, the Tenant shall submit to the Landlord a fire and liability insurance certificate and any other insurance requirements from the Tenant's general contractor or from each of the Tenant's independent sub-contractors, as the case may be, in an amount not less than FIVE MILLION DOLLARS ($5,000,000.00) per occurrence, which liability insurance shall be on a comprehensive form and shall cover all hazards related to any work performed by any such general contractor or independent contractor, as the case may be, in or on the Premises.

Such policy or policies shall include the Landlord as an additional named insured and shall contain a cross-liability clause.

Damage to Premises
or Building: Any damage to the Premises or the Building caused by the Tenant or any of its employees, contractors, or workers shall be repaired forthwith by the Landlord at the Tenant's expense or by the Tenant with the Landlord's approval.

Any base building items such as lights, air diffusers, etc. that are removed by the Tenant's contractors shall be turned over to the Landlord and stored in the location designated by the Landlord.

Tenant's Workers: All of the Tenant's Work will be performed by competent workers whose labour affiliations or non-affiliations, as the case may be, will not be incompatible with those of the Landlord's workers or the workers of any of the Landlord's contractors. If any of the labour affiliations or non-affiliations, as the case may be, of the workers performing the Tenant's Work are incompatible in the Landlord's sole opinion, with those of the Landlord's workers or the workers of any of the Landlord's contractors, the Tenant shall remove from the work-site immediately upon the Landlord's request, all its workers whose labour affiliation or non-affiliations are so incompatible.

Contractor's
Approval: The Tenant shall prepare and submit to the Landlord for approval, a list of all contractors to be engaged in the construction of the Tenant's work together with written evidence that each is in good standing with the Worker's Compensation Board. The Landlord maintains the right to determine the acceptability of any trade or supplier to undertake work upon, or supply goods or materials to, the Premises.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

Unless the Landlord otherwise consents in writing, the Tenant shall employ the Landlord's interior contractor in the completion of the Tenant's Work, except for all modifications required to the Landlord's mechanical and electrical systems.

Such mechanical and electrical modifications to the base building shall be carried out by the Landlord at the Tenant's expense. Should the Tenant choose to engage an interior contractor other than the Landlord's interior contractor, the Tenant shall pay to the Landlord with respect to the conduct of the Tenant's Improvements all direct costs incurred by the Landlord including, but not limited to, power consumption, hoisting, security and supervision, said costs to be payable upon demand.

Public
Safety: It is the responsibility of the Tenant to ensure that its contractors exercise all caution in matters relating to public and construction safety and to comply with the standards established by authorities having jurisdiction. From time to time, the Landlord or the Landlord's general contractor may issue to a Tenant's contractor safety instructions which must be strictly adhered to. All work is governed by the latest Construction Safety Act and the Tenant's contractor must abide by the Landlord's representative in these areas when required.

Security:
Security of the Premises during construction and the fixturing period is the sole responsibility of the Tenant. The Landlord assumes no liability for any loss or damage including the theft of building materials, equipment or supplies.

Working
Hours: The Tenant's contractors and suppliers will be subject to restrictions which may be imposed by the Landlord's contractor and/or the Landlord in regard to the hours of work, scheduling and coordination of work.

Temporary Electrical
Service: The Landlord, through its contractor when active on site, may provide, at the Tenant's expense, temporary electrical service required during the Tenant's construction phase.

Fire
Ratings: During construction and/or demolition, care must be taken by the Tenant and its contractor to maintain existing fire walls, fire proofing and fire dampers in duct work, notwithstanding any other work that may affect the fire rating requirements of authorities having jurisdiction. If any damage to the fire rating is caused by the Tenant, the Landlord will advise the Tenant to perform the necessary repairs or the Landlord will repair such damage at the Tenant's expense.

Building
Codes: It is the Tenant's responsibility to fully comply with all applicable governing codes and ordinances for their occupancy type.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

Additional
Work: Any additional work (whether as hereinbefore set out, or otherwise) performed by the Landlord specifically for Tenant and any excess or additional cost in the Landlord's Work occasioned by the Tenant's requirements shall be paid for by the Tenant on demand, which may be prior to the commencement of such work. The amount so payable by the Tenant shall be the total cost to the Landlord including architectural and engineering fees plus a further ten percent (10%) of that total cost for the Landlord's overhead and supervision.

Landlord's
Right: The Landlord reserves the right to prohibit the Tenant, its contractors, employees and workmen from working on any part or parts of the Premises, and to have such work carried out by a party or parties designated by the Landlord at the Tenant's expense, providing that it is understood that the Landlord will only exercise its said right in order to:

(a)	maintain its rights to enforce the warranties, guarantees and similar covenants given to it by parties constructing the Building or installing items therein; or

(b)	ensure that such work is compatible with existing systems, structures or work.

Deficiencies: The Tenant shall make good any deficiencies discovered by the Landlord's Tenant Coordinator or by the Building inspectors whether in its own Premises or in adjacent premises affected by the Tenant's construction. Failure to comply to a written request within thirty (30) days will cause the Landlord to correct Tenant deficiencies at the Tenant's expense.

Clean-Up: The Tenant should ensure proper clean-up of all areas related to its work to the satisfaction of the Landlord prior to opening for business.

Any damage or construction staining should be repaired or removed immediately by the              Tenant.
As-Built
Drawings: The Tenant is required to carry out its construction work in strict accordance with the approved drawings. Changes must be approved by the Landlord and recorded in "as-built" drawings and provided to the Tenant Coordinator at the conclusion of construction. The "as-built" drawings must be submitted to the Landlord on a standard 3 1/2" inch disc in AutoCad format or compatible software. The CADD layering standards must be the same as the ARIDO CADD Graphic Standards Item 3.4 Drawing Group, Release 2.0, dated March, 1993.
The Tenant must provide the Landlord with one (1) set of good quality sepia prints of all drawings, documenting as-built conditions within four (4) weeks of construction completion.

Statement Of
Completion:
Prior to any final payments by the Landlord, a "signing-off" by the Tenant Coordinator that the Tenant’s Work has been carried out in an acceptable manner to the Landlord must be obtained. Failure to obtain this approval may result in the Landlord having to complete or re-construct

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

some components of the Tenant’s Work in order to achieve the standards of the Building, with the costs being charged to the Tenant.

Statutory
Declaration: On completion of Tenant's Work, the Tenant shall forthwith furnish to the Landlord two (2) statutory declarations, one from itself and one from its general contractor, each declaration stating that there are no construction liens outstanding against the Premises or the Building on account of the Tenant's Work and that all accounts for work, service and materials have been paid in full with respect to all of the Tenant's Work, together with evidence in writing (from both the Tenant and the general contractor) satisfactory to the Landlord that all assessments under the Worker's Compensation Act have been paid.

Discharge Of
Liens: In accordance with this Lease, the Tenant shall promptly pay all charges incurred by or on behalf of the Tenant for any work, materials or services which may be done, supplied or performed at any time in respect of the Premises and shall, within five (5) days after notice thereof is given to the Tenant, discharge any liens arising therefrom at any time filed against the Premises or the Building or any part thereof.

Coordination
Fees: The Tenant shall pay to the Landlord a tenant coordination fee (the “Tenant Coordination Fee”) of [*****] ($[*****])[*****] per square foot of the Rentable Area of the Office Premises and the Warehouse Premises. Such payment is in consideration of the Landlord's supervision and/or coordination of any Alterations performed by or on behalf of the Tenant in the Premises during the Term. The Tenant Coordination Fee shall be due and payable by the Tenant to the Landlord upon demand.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “C-1”
DEMOLITION PLANS

PROVIDE OPENING FOR NEW DOOR & FRAME
REMOVE & CAP ALL PLUMBING,
REMOVE DRYWALL CEILING
REMOVE CERAMIC TILES FORM WALL/FLOOR
SAVE FIRE EXTINGUISHER CABINET FOR RE-USE
REMOVE & CAP PLUMBING
REMOVE & DISPOSE MILLWORK
REMOVE ALL CEILING TILES
LIFT & DISPOSE ALL FLOORING
DEMO ALL INTERIOR PARTITIONS, DOOR & FRAMES AS INDICATED
LEGEND:
AREA NOT IN CONTRACT
EXISTING PARTITION AND/OR BASE BUILDING TO REMAIN
EXISTING TO BE REMOVED & DISPOSE
ALL EXIT & EMERGENCY LIGHT/SIGNS TO BE RETAINED FOR RE-USE
ALL EXISTING LIGHTS TO REMAIN
CREATE NEW DOUBLE DOOR OPENING

Fluidigm

GROUND FLOOR - Demolition Plan

SCALE: 3/32"=1'-0"

July 28, 2015

dlb interiors

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE "D"

RULES AND REGULATIONS

The Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by the Landlord as provided in this Lease):

1.
The Tenant shall not permit in the Premises any cooking or the use of any apparatus for the preparation of food or beverages (except for the use of coffee makers, kettles, microwave ovens or refrigerators or where the Landlord has approved of the installation of cooking facilities as part of the Tenant's Leasehold Improvements) nor the use of any electrical apparatus likely to cause an overloading of electrical circuits.

2.
The sidewalks, entries, passages, corridors, lobbies, elevators and staircase shall not be obstructed or used by the Tenant, his agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the offices. The Landlord reserves entire control of the Common Areas and all parts of the Building and the Land employed for the common benefit of the tenants.

3.
The Tenant, his agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaid at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur between 6:00 p.m. and 8:00 a.m. or any other time consented to by the Landlord and the persons employed to move the same in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No deliveries requiring the use of an elevator for freight purposes will be received into the Building or carried in the elevators, except during hours approved by and scheduled through the Landlord. Only elevators so designated by the Landlord shall be used for deliveries of workmen and materials, furniture and other freight. The Tenant shall pay, as Additional Rent, any costs incurred by the Landlord in connection with the moving of the Tenant's equipment, furniture, etc.

4.
All persons entering and leaving the Building at any time other than during Normal Business Hours shall register in the books kept by the Landlord at or near the entrance or entrances and the Landlord will have the right to prevent any person from entering or leaving the Building unless provided with a key to the premises to which such person seeks entrance and a pass in a form to be approved by the Landlord and provided at the Tenant's expense. Any persons found in the Building at such times without such keys or passes will be subject to the surveillance of the

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

employees and agents of the Landlord. The Landlord shall be under no responsibility for failure to enforce this rule.

5.	Any persons requiring access to telephone rooms or closets may be required to show proof that they have authority to access such space.

6.
The Tenant shall not place or cause to be placed any additional locks upon any doors of the Premises without the approval of the Landlord, which approval shall not be unreasonably withheld, and subject to any conditions imposed by the Landlord. Additional keys may be obtained from the Landlord at the cost of the Tenant.

7.
The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting from misuse shall be repaired at the cost of the Tenant by whom or by whose agents, servants or employees the same is caused. Tenants shall not let the water run unless it is in actual use, and shall not deface or mark any part of the Building, or drive nails, spikes, hooks or screws into the walls or woodwork of the Building.

8.
No one shall use the Premises for sleeping apartments or residential purposes, or for any illegal purpose, or for the storage of personal effects or articles other than those required for business purposes.

9.	Canvassing, soliciting and peddling in the Building or Common Areas are prohibited.

10.	Any hand trucks, carry‑alls, or similar appliances used in the Building shall be equipped with rubber tires, side guards and such other safeguards as the Landlord shall require.

11.	No animals or birds shall be brought into the Building.

12.
The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverages to the Premises without the approval of the Landlord or in contravention of any regulations made by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Premises. The Landlord acknowledges that the Tenant, acting reasonably, will be permitted to have small quantities of food and beverages delivered to the Premises provided such delivery does not interfere with traffic flow to the Building and with Building operations.

13.	The Tenant shall not perform any acts or carry on any practice which may damage the Building or the Common Areas or be a nuisance to any tenant in the Building.

14.	The Tenant shall keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

15.
The Tenant shall not use or permit the use of any objectionable advertising medium such as without limitation, loud speakers, stereos, public address systems, sound amplifiers, radio broadcast or television apparatus within the Building which is in any manner audible or visible outside of the Premises.

16.
The Tenant shall not mark, drill into, bore or cut or in any way damage or deface the walls, ceilings, or floors of the Premises. No wires, pipes, conduits, telephonic, telegraphic, electronic wire service or other connections shall be installed in the Premises without the prior written approval of the Landlord.

17.
The Tenant shall not, except with the prior written consent of the Landlord, install any blinds, drapes, curtains or other window coverings in the Building and shall not remove, add to or change the blinds, curtains, drapes or other window coverings installed by the Landlord from time to time. So that the Building may have a uniform appearance from the outside, the Tenant shall co‑operate with the Landlord in keeping window coverings open or closed at various times as the Landlord may reasonably, from time to time, direct.

18.	The Tenant shall not use any janitor, telephone or electrical closets for anything other than their originally intended purposes nor shall it install any of its equipment in such spaces.

19.
The Tenant shall abide and be bound by the Security Services in force in the Building from time to time. For the purpose of this clause, the term "Security Services" shall mean all aspects of security for the Building and the Lands, including equipment, procedures, rules and regulations pertaining to such security.

20.	No public or private auction or other similar type of sale of any goods, wares or merchandise shall be conducted in or from the Premises.

21.
Nothing shall be placed on the outside of window sills or projections of the Premises, nor shall the Tenant place any air‑conditioning unit or any other equipment or projection so that it will project out from the Premises. The Tenant may not install air‑conditioning equipment of any kind in any part of the Premises without the prior written consent of the Landlord.

22.
All glass and trimmings in, upon or about the doors and windows of the Premises shall be kept whole, and whenever any part thereof shall become broken, the same shall be immediately replaced or repaired under the direction and to the satisfaction of the Landlord and shall be paid for by the Tenant as Additional Rent.

23.	No bicycles or other vehicles shall be brought within the Building except as specifically designated by the Landlord.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

24.	No inflammable oils or other inflammable, dangerous or explosive materials shall be brought into the Building or kept or permitted to be kept in the Premises.

25.	In the event the Premises are used for restaurant or food handling purposes, the Tenant shall, at its expense:

(a)    carry out at least monthly a roach spraying program, and provide evidence thereof to the Landlord; and

(a)clean all exhaust ducts at least twice yearly, and provide evidence thereof to the Landlord.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “E”

SPECIAL PROVISIONS

A.	ALLOWANCE

Provided the Tenant is not in default of the terms under this Lease, the Landlord will pay to the Tenant, a leasehold allowance in an amount equal to [*****] ([*****])[*****] (the “Allowance”) towards the cost of the Tenant’s Leasehold Improvements of the Premises. Payment of the Allowance will be made on the latter of the following:

i.	execution of this Lease;

ii.	the Term Commencement Date; and

iii.
receipt by the Landlord from the Tenant of construction, permit, design and project management invoices for the Tenant’s Leasehold Improvements, along with a statutory declaration indicating that all invoices have been paid in full and that there are no outstanding liens.

If the Tenant is in default after receipt of the Allowance, then in addition to any other rights and remedies the Landlord may have under the Lease or at law, the Tenant shall forthwith repay the Allowance to the Landlord, as Additional Rent.

B.    TENANT’S RIGHT TO TERMINATE

[*****], any work completed or in the process of completion in respect of the Premises must be repaired and returned to the original condition they were in prior to the installations and work. The Tenant shall repay the Landlord, in full, any expenses incurred by the Landlord in respect of the Premises (the “Landlord’s Expenses”) on written demand by the Landlord, [*****]. The Landlord’s Expenses shall include but not be limited to permit drawings and fees, expenses in respect of the installation of a demising wall in the Warehouse Premises, the cost of installing air conditioning in the Warehouse Premises and demolition costs.
The Tenant shall execute a surrender agreement in a form reasonably agreed to by the parties to give effect to the foregoing and shall deliver vacant possession of the Premises to the Landlord on the termination date in accordance with the provisions of this Lease.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

C.	OPTION TO EXTEND
Provided that the Tenant is not and has not been in default under the Lease and is in physical occupation of the whole of the Premises, the Tenant will have a non-transferable option to extend the Term for a period of Five (5) years (the “Extended Term”) upon written notice (the “Notice”) given to the Landlord at least nine (9) months prior to the expiry of the initial Term. Basic Rent payable during the Extended Term shall be based upon [*****]. In the event the Landlord and Tenant are unable to reach agreement with respect to the financial terms of the Extended Term within [*****], then the matter shall be referred to arbitration in accordance the Arbitration Act (Ontario) and the decision of the arbitrator(s) shall be final and binding on the parties named hereto.

D.    RIGHTS OF FIRST OFFER

(i)    Provided the Tenant is not in default of the terms under this Lease and is itself in physical occupancy of the whole of the Premises, the Tenant will have a, continuous, non-assignable, right of first offer to lease certain premises comprising a Rentable Area of approximately seven thousand, five hundred and sixty -seven (7,567) square feet, designated as Suite 402, located on the fourth floor of the Office Component, as shown outlined in “red” on the plan attached to this Lease as Schedule “F” (the “First Offer Space”).

During the Term (but not in any extension thereof), the Landlord will notify the Tenant if and when all or a portion of the First Offer Space becomes vacant and available for leasing (the “Relevant Space”) by providing the Tenant with a written leasing proposal setting forth the terms of the Relevant Space, [*****]. The Tenant will notify the Landlord, in writing, that it agrees to lease the Relevant Space [*****] no later than [*****] following the receipt of same, failing which this right of first offer, as it relates to the Relevant Space, shall be null and void and the Landlord shall be free to lease the Relevant Space, provided that such lease is entered into within [*****] of such notice and upon substantially the same terms proposed to the Tenant. In the event the First Offer Space becomes vacant again and available for leasing this right of first offer shall apply again. ~~at any time during the Term to any other party~~.

[*****].

Despite the provisions of this section, Landlord may [*****].

The Tenant hereby confirms that: [*****]

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

(ii)    Provided the Tenant is not in default of the terms under this Lease and is itself in physical occupancy of the whole of the Premises, the Tenant will have a, continuous, non-assignable, right of first offer to lease certain premises comprising a Rentable Area of approximately twenty-four thousand and forty-nine (24,049).square feet which is the balance of the Warehouse Component, as shown outlined in “red” on the plan attached to this Lease as Schedule “G” (the “Warehouse First Offer Space”).

During the Term (but not in any extension thereof), the Landlord will notify the Tenant if and when all or a portion of the Warehouse First Offer Space becomes vacant and available for leasing (the “Relevant Warehouse Space”) by providing the Tenant with a written leasing proposal setting forth the terms of the Relevant Warehouse Space, [*****]. The Tenant will notify the Landlord, in writing, that it agrees to lease the Relevant Warehouse Space [*****] no later than [*****] following the receipt of same, failing which this right of first offer, as it relates to the Relevant Warehouse Space, shall be null and void and the Landlord shall be free to lease the Relevant Warehouse Space, provided that such lease is entered into within [*****] of such notice and upon substantially the same terms proposed to the Tenant. In the event the Warehouse First Offer Space becomes vacant again and available for leasing this right of first offer shall apply again. ~~at any time during the Term to any other party~~.

[*****].

Despite the provisions of this section, Landlord may [*****].

The Tenant hereby confirms that: [*****].

E.    PARKING
The Tenant shall be entitled to utilize the Building’s unreserved parking stalls, at no cost, (save and except for any Operating Costs incurred by the Landlord in respect of the Building’s parking areas) for the duration of the Term and any subsequent extension thereof. The Tenant’s allocated parking ratio shall be three and one - half (3.5) spaces per one thousand square feet of Rentable Area of the Premises, on a

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

“first come-first served” basis. In the event that the Tenant exercises its rights under Section D above, any parking spaces will be provided at the standard ratio for the Building.

F.    GENERATOR

Tenant may, at its sole expense (which shall include any upgrades required to the Building), with the prior approval of Landlord, which approval shall not be unreasonably withheld, install an exterior,10 KW, generator, on the Building’s roof, as well as and any related equipment, including necessary connections and wires (collectively the “Equipment”), for supplying back-up power to the laboratory equipment in the Office Premises, at a location determined by Landlord. Landlord’s approval of such Equipment is conditional upon the following:

a.    the Tenant shall provide the Landlord with all the specifications of the Equipment for the Landlord’s review and approval for a structural review by the Landlord’s engineer. This engineering review shall be at the Tenant’s sole cost;

b.    Tenant shall also be responsible for all costs related to the operation, maintenance and repair of the Equipment;

c.    the Equipment shall be for the exclusive use of the Tenant and shall not be used and or connected to by any other tenant or occupant of the Building nor shall it be used for the generation or sale of electricity;

d.    that all necessary work in respect of the installation of the Equipment shall be performed by Tenant at its expense. Prior to the commencement of any work, Tenant shall, at its sole expense, secure all necessary consents, permits and authorizations and deliver to Landlord a copy thereof immediately upon demand. Landlord does not warrant that any such consents, authorizations or permits will be obtained by Tenant;

e.    In the event that any competent authority having jurisdiction notifies Landlord or Tenant that the installation and operation of the Equipment is not in accordance with any applicable laws, by laws, regulations and ordinances, Tenant shall proceed diligently in order to rectify the situation, in default of which, Tenant shall remove the Equipment in the shortest possible delay;

f.    that any damage whatsoever arising from the Equipment shall be Tenant’s sole responsibility and Tenant shall hold harmless and indemnify Landlord from and against any damage or loss, howsoever termed or qualified, which Landlord may suffer pursuant to any claim, action or other form of legal proceedings and take up its defence against all claims, actions or other form of legal proceedings;

g.    that, should Landlord require the removal or relocation of the Equipment in order to proceed with improvements to the Building, Tenant shall, at Tenant’s expense, remove or relocate such Equipment to a location designated by Landlord;

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

h.    that Tenant shall obtain all necessary additional insurance coverage which may be required due to the installation of the Equipment;

i.    that Tenant shall at all times take all steps required so that the Equipment installed shall not cause any interference with any other generator or equipment installed in or on the Building by any other party, failing which Tenant shall alter the Equipment and/or its method of operation so that no interference is caused by any Equipment in question or, should such remedial action not be possible or effective, immediately cease its operation of the Equipment and remove same without delay;

j.    that, except as otherwise specified herein, all the provisions of the Lease shall apply, mutatis mutandis, to the Equipment including, without limitation, the provisions in respect of modifications to the Building, defaults by Tenant and Landlord’s recourses;

k.    Should the Landlord request in writing the removal of the Equipment after the expiry of the Term, or any extension thereof, or earlier termination of the Lease, the Tenant shall remove, at its sole cost, the Equipment within 10 days and repair all damage to the Building and Lands caused by the installation and/or removal of the Equipment, including, without limitation, any damage to the roof and/or roof membrane of the Building, in default of which, Landlord shall proceed to such removal and repair, at the Tenant’s expense.

G.    EXISTING FURNITURE

The Landlord hereby transfers to the Tenant, on an “as-is, where-is” basis, without representation or warranty of any kind or nature, whatever right, title and interest, if any, it may have to the furniture now existing in the Office Premises, which was abandoned by the previous tenant, and the Tenant hereby assumes all obligations for removal of said furniture that may exist at the end of the Term.

H.    LANDLORD’S REPRESENTATIONS AND WARRANTIES

The Landlord represents and warrants to the Tenant and acknowledges and agrees that the Tenant has relied thereon in entering into this Lease and accepting the tenancy created hereunder, that as of the date hereof:

(i) it is not aware, to the best of its knowledge, of the existence of any Contaminants in the Premises that contravene current legislated guidelines or levels;

(ii) to the best of its knowledge , the Building complies with all applicable laws, regulations, bylaws, codes and ordinances and other legal requirements of any governmental authority having jurisdiction over the Building;

(iii) the Building structure, roof, and permanent building walls (except for interior faces facing into the Premises), equipment installed by the Landlord to heat, ventilate, and air-condition the Building,

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

and systems installed by the Landlord for the distribution of Utilities and the Common Areas including the elevators are in good working order; and

(iv) the Landlord is the beneficial and registered owner and has good and marketable title to the Lands and Premises.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “F”
FIRST OFFER SPACE OUTLINED IN RED

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “G”

WAREHOUSE FIRST OFFER SPACE OUTLINED IN RED

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “H”

[*****]

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “H” CONTINUED

[*****]

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

SCHEDULE “I”
INDEMNITY AGREEMENT

THIS AGREEMENT is dated the 17th day of August, 2015

B E T W E E N:
RODICK EQUITIES INC.

(the "Landlord")
OF THE FIRST PART
- and -

FLUIDIGM CORPORATION

(the "Indemnifier")
OF THE SECOND PART

In order to induce the Landlord to enter into the Lease dated the 17th day of August, 2015 (the "Lease"), made between the Landlord and Fluidigm Canada Inc., as Tenant, in respect of an aggregate area of 41,145 square feet, comprised of: (i) Suites 400 and 401, containing thirty thousand and nineteen (30,019) square feet of Rentable Area (the “Office Premises”) and a portion of the warehouse, containing a Rentable Area of approximately eleven thousand, one hundred and twenty-six (11,126) square feet (the “Warehouse Premises”), (the Office Premises and Warehouse Premises are hereinafter collectively referred to herein as the “Premises”) located at 1380 Rodick Road, Markham, Ontario (the “Building”) and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Indemnifier hereby makes the following indemnity and agreement (the "Indemnity") with and in favour of the Landlord:

1.(a)
The Indemnifier hereby agrees with the Landlord that at all times during the Term of the Lease and any extensions or renewals thereof or overholding by the Tenant under the Lease, it will (i) make the due and punctual payment of all Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease by the Tenant whether to the Landlord or otherwise; (ii) effect prompt and complete performance and observance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; and (iii) indemnify and save harmless the Landlord from any loss, costs or damages arising out of any failure by the Tenant and the Indemnifier to pay the aforesaid Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease or resulting from any failure by the Tenant and the Indemnifier to observe or perform any of the terms, covenants and conditions contained in the Lease.

(b)
The Indemnifier's covenants and obligations set out in paragraph (a) above will not be affected by any disaffirmance, disclaimer, repudiation, rejection, termination or unenforceability of the Lease or by any other event or occurrence which would have the effect at law of terminating any obligations of the Tenant prior to the termination of the Lease whether pursuant to court proceedings or otherwise and no surrender of the Lease to which the Landlord has not provided its written consent (all of which are referred to collectively and individually in this Agreement as an "Unexpected Termination"), and the occurrence of any such Unexpected Termination shall not reduce the period of time in which the Indemnifier's covenants and obligations hereunder apply, which period of time includes, for greater

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

certainty, that part of the Term of the Lease and any extensions or renewals thereof which would have followed had the Unexpected Termination not occurred.

2.
This Indemnity is absolute and unconditional and the obligations of the Indemnifier and the rights of the Landlord under this Indemnity shall not be prejudiced, waived, released, discharged, mitigated, impaired or affected by (a) any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant (or any other obligated Person) under the Lease; (b) any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the Lease; (c) any Transfer of the Lease (as that term is defined in Articles VIII and XIV of the Lease) by the Tenant or by any trustee, receiver, liquidator or any other Person; (d) any consent which the Landlord gives to any such Transfer; (e) any amendment to the Lease or any waiver by the Tenant of any of its rights under the Lease; (f) the expiration of the Term or (g) any Unexpected Termination (as that term is defined in Section 1(b) above). The obligations of the Indemnifier are as primary obligor and not as a guarantor of the Tenant's obligations.

3.
The Landlord shall provide concurrently to the Indemnifier a copy of every notice, ~~Indemnifier hereby expressly waives notice of the acceptance of this Indemnity Agreement and all~~ in accordance with the terms and conditions set out in Section 14.6 of the Lease, of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions in the Lease. Notwithstanding the foregoing but without prejudicing the foregoing, any notice which the Landlord desires to give to the Indemnifier shall be sufficiently given if delivered to the Indemnifier, or, if mailed, by prepaid registered mail addressed to the Indemnifier at 7000 Shoreline Court, Suite 100, South San Francisco, CA 94080, USA. .~~the Premises, or, at the Landlord's option, at and every such notice is deemed to have been given upon the day it was delivered, or if mailed, the fifth (5th) business day after the day of such mailing unless regular mail service is interrupted by strikes or other irregularities. seventy-two (72) hours after the date it was mailed .~~ Despite what is stated above, the Indemnifier acknowledges that if its address is stipulated as a post office box or rural route number, then notice will be considered to have been sufficiently given to the Indemnifier if delivered or sent by registered mail to the Premises or, where notice cannot be given in person upon the Premises, by posting the notice upon the Premises. The Indemnifier may designate by notice in writing a substitute address for that set forth above and thereafter notice shall be directed to such substitute address. If two or more Persons are named as Indemnifier, such notice given hereunder or under the Lease shall be deemed sufficiently given to all such Persons if delivered or mailed in the foregoing manner to any one of such Persons.

4.
If an event of default has occurred under the Lease or a default under this Indemnity, the Indemnifier waives any right to require the Landlord to (a) proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease; (b) proceed against or exhaust any security of the Tenant held by the Landlord; or (c) pursue any other remedy whatsoever in the Landlord's power. The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

5.
Without limiting the generality of the foregoing, the liability of the Indemnifier under this Indemnity is not and is not deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or any Unexpected Termination (as that term is defined in Section 1(b) above) and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if an Unexpected Termination or any receivership, bankruptcy, wind-up or other creditors' proceedings had not occurred, and in furtherance hereof, the Indemnifier agrees, upon any such Unexpected Termination or any receivership, bankruptcy, wind-up or other creditors' proceedings, that the Indemnifier shall, at the option of the Landlord, exercisable at any time after such Unexpected Termination or any receivership, bankruptcy, wind-up or other creditors' proceedings, become the Tenant of the Landlord upon the same terms and conditions as are contained in the Lease, applied mutatis mutandis. The liability of the Indemnifier shall not be affected by any failure of the Landlord to exercise this option, nor by any repossession

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

of the Premises by the Landlord provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Premises shall be credited from time to time by the Landlord against the indebtedness of the Indemnifier hereunder and the Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.

6.
No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default or default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Lease.

7.	No modification of this Indemnity shall be effective unless it is in writing and is executed by both the Indemnifier and the Landlord.

8.	The Indemnifier shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease.

9.
All of the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, its administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, the owners and any Mortgagee.

10.	The expressions "Landlord", "Tenant", "Rent", "Term", and "Premises" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

11.
The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits.

12.	The undersigned, as Indemnifier, hereby represents and warrants to and covenants and agrees with the Landlord that:

(a)
notwithstanding the foregoing or any performance in whole or in part by the Indemnifier of the covenants of this Indemnity, the Indemnifier shall not, except at the option of the Landlord, have any entitlement to occupy the Premises or otherwise enjoy the benefits of the Tenant under this Lease;

(b)	the Indemnifier has full power and authority to enter into this Agreement and to perform the Indemnifier's obligations contained herein; and

(c)	this Agreement is valid and binding upon the Indemnifier and enforceable against the Indemnifier in accordance with its terms.

13.	If a part of this Agreement or the application of it to any Person hereunder or circumstance is to any extent held or rendered invalid, unenforceable or illegal, that part:

(a)
is independent of the remainder of this Agreement and is severable from it, and its invalidity, unenforceability or illegality does not affect, impair or invalidate the remainder of this Agreement; and

(b)
continues to be applicable to and enforceable to the fullest extent permitted by law against any Person hereunder and circumstance, except those as to which it has been held or rendered invalid, unenforceable or illegal.

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

CONFIDENTIAL TREATMENT

14.	The Indemnifier agrees to execute such further assurances in connection with this Agreement as the Landlord may reasonably require.

15.	This Agreement shall be construed in accordance with the laws of the Province in which the Building is located.

16.
This Agreement is the sole agreement between the Landlord and the Indemnifier relating to the indemnity and there are no other written or verbal agreements or representations relating thereto. This Agreement may not be amended except in writing and signed by the Indemnifier and the Landlord.

17.
Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the successors and assigns of the Landlord and the permitted successors, and permitted assigns of the Tenant. Any assignment by the Landlord of any of its interests in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.

IN WITNESS WHEREOF, the Landlord and the Indemnifier have signed and sealed this Agreement.

     RODICK EQUITIES INC.    (Landlord)

Per:    /s/ Julian Aziz
Authorized Signature

Per:    /s/ Frank Del Vescovo
Authorized Signature

I/We have authority to bind the corporation.

FLUIDIGM CORPORATION    (Indemnifier)

Per:	/s/ Gajus V. Worthington
Authorized Signature

Per:    /s/ Vikram Jog
Authorized Signature

I/We have authority to bind the corporation

[*****]	Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.